                       As filed with the Securities and
                     Exchange Commission on April 31, 1999

                      Registration No. 33-43177; 811-6423
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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                         -----------------------------

                                   Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933        ___

     Pre-Effective Amendment No.  ___                          ___

     Post-Effective Amendment No. 10                            x
                                  ---                          ---

                 and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
ACT OF 1940                                                    ___

     Amendment No.   12                                         x
                    ---                                        ---

                       (Check appropriate box or boxes)

                       HILLIARD LYONS GROWTH FUND, INC.
              --------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)

                             Hilliard Lyons Center
                          Louisville, Kentucky 40202
              --------------------------------------------------
                   (Address of Principal Executive Offices)

      Registrant's Telephone Number, including Area Code:  (502) 588-8400
                             _____________________

                             Joseph C. Curry, Jr.
                                Vice President
                       HILLIARD LYONS GROWTH FUND, INC.
                             Hilliard Lyons Center
                          Louisville, Kentucky 40202
                       ---------------------------------

                                With a copy to:
                              William G. Strench
                          Brown, Todd & Heyburn PLLC
                            400 West Market Street
                                32/nd/ Floor
                          Louisville, Kentucky 40202
                          --------------------------



                          ___________________________

            It is proposed that this filing will become effective:

            ___  immediately upon filing pursuant to paragraph (b) of Rule 485
            ___  on April 18, 1998 pursuant to paragraph (b) of Rule 485
            _x_  60 days after filing pursuant to paragraph (a)(1) of Rule 485

            ___  on __________ pursuant to paragraph (a)(1) of Rule 485
            ___  75 days after filing pursuant to paragraph (a)(2) of Rule 485
            ___  on _____________ pursuant to paragraph (a)(2) of Rule 485

                 If appropriate, check the following box:

            ___ this post-effective amendment designates a new effective date for a previously filed post-effective amendment

                       HILLIARD LYONS GROWTH FUNDS, INC.
                      REGISTRATION STATEMENT ON FORM N-1A
                             CROSS REFERENCE SHEET

                                    PART A
                                    ------

Items in Part A
 of Form N-1A           Prospectus Caption
 ------------           ------------------

       1                Front and Back Cover Pages

       2                Risk/Return Summary: Investments, Risks, and Performance

       3                Risk/Return Summary: Fee Table

       4 Investments Objectives, Feasible Investment Strategies, and Related Risks

       5                Management's Discussion of Fund Performance*

       6                Management, Organization and Capital Structure

       7                Shareholder Information

       8                Distribution Arrangements

       9                Financial Highlights Information


                                    PART B
                                    ------

Items in Part B
 of Form N-1A           Statement of Additional Information Caption
 ------------           -------------------------------------------
      10                Cover Page and Table of Contents

      11                Fund History

      12                Description of the Fund and Its Investments and Risks

      13                Management of the Fund

      14                Control Persons and Multiple Holders of Securities

      15                Investment Advisors/Other Services

      16                Brokerage Allocation and Other Practices

      17                Capital Stock and Other Securities

      18                Purchase, Redemption and Pricing of Shares

      19                Taxation of the Fund

      20                Underwriters*

      21                Calculation of Performance Data

      22                Financial Statements


                                    PART C
                                    ------

                        Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.


*Omitted since answer is negative or inapplicable.

                       HILLIARD LYONS GROWTH FUND, INC.

  Hilliard Lyons Growth Fund, Inc. is a mutual fund that has a primary investment objective of providing long-term growth of capital. Current income is a secondary consideration that is sought only when consistent with the primary investment objective. The Fund's management seeks to achieve the investment objectives by investing primarily in common stock of companies believed to have superior potential for capital appreciation.

  Shares of the Fund have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulators, and neither the SEC nor any state regulator has ruled on the accuracy or adequacy of this prospectus. It is a criminal offense to state otherwise.

                     This Prospectus is dated May 1, 1999.

                               Table of Contents

                                                                            Page
Risk/Return Summary........................................................   3

Fees and Expenses of the Fund..............................................   5

Investment Objectives and Policies.........................................   7

Investment Advisory Services...............................................   9

Expenses of the Fund.......................................................  10

Brokerage..................................................................  10

Purchase of Shares.........................................................  11

Redemption of Shares.......................................................  15

Distribution from the Fund.................................................  17

Federal Income Tax.........................................................  18

Distribution Arrangements..................................................  19

Financial Highlights.......................................................  21

  No dealer, sales person or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Fund's Investment Advisor or the Fund's distributor. This Prospectus does not constitute an offer by the Fund or by the Fund's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund to make such an offer in such jurisdiction.

                              RISK/RETURN SUMMARY

  Investment Objectives. The Fund is an open-end, non-diversified management investment company, that has a primary investment objective of long-term growth of capital. Current income, which will be derived from dividends and interest on portfolio securities, is a secondary consideration. As a non-diversified fund, the Fund's portfolio may be more concentrated than the portfolio of a diversified fund. Because of this, the Fund may experience greater volatility in investment performance. There can be no assurance that the Fund will achieve its investment objectives.

  Investment Strategies. The Fund seeks to meet its investment objective by investing in securities that are considered by the advisor to have long-term capital appreciation possibilities.

  Types of Securities. Under normal market conditions, at least 65% of the Fund's total assets will be invested in securities of companies having a market capitalization in excess of $500,000,000. The Fund may invest up to 30% of its total assets in smaller companies that fit its investment criteria. The Fund does not, however, invest more than 5% of its total assets in companies, including predecessors, which have operated less than three years. For cash management purposes, to meet Fund expenses and to permit the Fund to take advantage of investment opportunities, the Fund may, at any time, hold a portion of its assets (not to exceed 35% under normal circumstances) in cash in short-term investments, primarily obligations of the U.S. Government, its agencies or instrumentalities, or repurchase agreements collateralized by such obligations. The Fund may invest in investment grade convertible securities having a rating of or equivalent to Standard and Poor's BBB or higher, or if unrated, judged by the advisor to be of comparable quality. The Fund's management will not invest more than 5% of its total assets in securities rated less than A by Standard and Poor's. It is expected that no more than 10% of total assets will be invested in securities of foreign corporation.

                               Investment Risks

  Because of the following risks, you could lose money on your investment in the Fund over a short or long term:

  The main risk of any investment in stocks is that values fluctuate in price. The value of your investment can go up or down depending upon market conditions, which means you could lose money.

  Because different kinds of stocks go in and out of favor depending on market conditions, this Fund's performance may be better or worse than other funds with different investment styles. For example, in some markets a fund holding small cap growth stocks may outperform this fund.

  While the Fund manager chooses stocks he believes to be undervalued, there is no guarantee that prices won't move even lower.

  The Fund's use of derivatives may reduce returns and/or increase volatility. Volatility is defined as the characteristic of a security or a market to fluctuate significantly in price within a short time period.

  Securities loans involve the risk of a delay in receiving additional collateral if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

  The Fund may sometimes engage in short term trading which could produce greater brokerage costs and taxable distributions to shareholders.

  An investment in the Fund is not a deposit of any bank or other insured depository institution. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                              Annual Performance

  One way to measure the risks of investing in the Fund is to look at how its performance varies from year to year. The following chart shows the annual returns of the Fund's Class A Shares over the past seven calendar years prior to the date of this prospectus, as well as its best and worst quarter during that period. Sales loads are not reflected in this chart. If these sales loads had been included, the return shown below would have been lower. Remember that the past performance of the Fund is not indicative of its future performance.


  The annual return of the Fund's Class B Shares would be substantially similar to that shown for the Class A Shares because of the Fund's shares are invested in the same portfolio securities, however, the actual annual return of the Class B Shares would be lower than the annual return shown for the Fund's Class A Shares because of the differences and the expense born by each class of shares.

  During the seven year period shown in the bar chart, the highest quarterly return was 19.20% (for the quarter ended December 31, 1998) and the lowest quarterly return was -8.36% (for the quarter ended September 30, 1998).

                            Comparative Performance

  This table shows how the Fund's performance compares with a broad-based market indice that the Fund's management believes is an applicable benchmark for the Fund: The S and P 500 Average annual returns, assuming payment of the maximum sales charges, are shown for 1-, 5-, and 7-year periods ended December 31, 1998 (the most recently completed calendar year prior to the date of this prospectus). Remember that the past performance of the Fund is not indicative of its future performance.

    Average Annual Total
      Returns for the                                       Past Seven Years
 Periods Ended December 31,                                     or Since
            1998              Past One Year Past Five Years    Inception
 --------------------------   ------------- --------------- ----------------
 Hilliard Lyons Growth Fund,
  Inc.
 Class A Shares                    8.18%         19.66%          15.43%
 Class B Shares                    4.82%           N/A             N/A
 S and P's 500                    28.58%         24.03%          20.66%

                         FEES AND EXPENSES OF THE FUND

  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

     Stockholder Fees (Fees paid directly
      from your Investment)
                                              Class A           Class B
                                              -------- -------------------------
      Maximum Sales Charge Imposed on
      Purchases (as a percentage of offering
      price)................................  4.75%(1) None
      Sales Charge Imposed on Reinvested
      Dividends.............................  None     None
      Maximum Deferred Sales Charge (as a
      percentage of original purchase price
      or redemption proceeds, whichever is    None(2)  4.75% in 1st year
      lower)................................           3.75% in 2nd year
                                                       2.75% in 3rd and 4th year
                                                       1.75% in 5th year
                                                       None thereafter(3)
      Redemption Fees.......................  None(4)  None
      Exchange Fee..........................  None     None
      Maximum Account Fee...................  None     None
     Annual Fund Operating Expenses:
      (as a percentage of average net
      assets)
      Management Fee After Fee Waiver.......  0.73%(5) 0.73%(5)(6)
      Distribution (Rule 12b-1) Fee.........  0.18%    0.61%(6)
      Other Expenses (audit, legal,
      stockholder services, transfer agent
      and custodian)........................  0.34%    0.71%(6)
      Total Operating Expenses After Fee
      Waiver................................  1.25%(5) 2.05%(5)(6)

--------
(1) Sales charges are reduced for purchases of $50,000 or more. No sales charge is imposed on purchases by certain classes of investors. See "Purchase of Shares."

(2) Purchases of $1 million or more are not subject to an initial sales charge; however, a contingent deferred sales charge of 1% is imposed in the event of certain redemption transactions within 12 months following such purchases. See "Redemption of Shares."

(3) Class B Shares automatically convert to Class A Shares at the end of the month which precedes the 7th anniversary of the purchase date.

(4) A transaction fee of $5.00 may be charged for redemption proceeds paid by wire.

(5) For the year ending December 31, 1999, the Adviser voluntarily agreed to reduce the fees payable to it under the advisory agreement and, if necessary, reimburse the Fund on a quarterly basis, by the amount by which the Fund's total annual operating expenses attributable to the Class A Shares for such fiscal year exceed 1.30% of the average daily net assets attributable to the Class A Shares and by which the Fund's total annual operating expenses attributable to the Class B Shares for such fiscal year exceed 2.05% of the average daily net assets attributable to the Class B Shares. The Adviser also agreed to limit fees for the year ended December 31, 1998. If the Adviser had not so agreed, the ratio of total operating expenses to average daily net assets for the year would have been 1.27% for the Class A Shares and 3.09% for the Class B Shares and the ratio of the management fee to average daily net assets for both the Class A Shares and Class B Shares for the year would have been .80%. See "INVESTMENT ADVISORY SERVICES."

(6) Represents the operating expenses that would be attributable to the Class B Shares if they had been outstanding during the year ended December 31, 1998.

                               ----------------

  Example. You would pay the following total expenses on a $1,000 investment, assuming 5% annual return (cumulatively through the end of each time period)

                                               1 Year 3 Years 5 Years 10 Years
                                               ------ ------- ------- --------
      Class A (Assumes payment of maximum
            sales charge of 4.75% of the
            offering price)...................  $ 60   $ 86    $114     $199
      Class B
        Assumes redemption at end of period...    68     93     131      259
        Assumes no redemption at end of
         period...............................    21     65     114      259

  This table is provided to assist an investor in understanding the various costs and expenses that an investor will bear, directly or indirectly, as a stockholder of the Fund. It should not be considered a representation of past or future expenses, as actual expenses fluctuate and may be greater or less than these shown. While the example assumes a 5% annual return, the Fund's actual performance will vary and may result in an actual return greater or less than 5%.

                       INVESTMENT OBJECTIVE AND POLICIES

  The Fund is an open-end, non-diversified management investment company organized as a corporation under the laws of the State of Maryland on September 5, 1991. The Fund's investment objective is long-term growth of capital. Current income, which will be derived from dividends and interest on portfolio securities, is a secondary consideration. The investment objective is fundamental and may not be changed without a vote of a majority of the Fund's outstanding shares. There is, however, no assurance that the Fund will achieve its investment objective. As a "non-diversified" investment company, the Fund is not subject to the provisions of the Investment Company Act of 1940, as amended (the "1940 Act"), that otherwise would limit the proportion of its assets that may be invested in the securities of a single issuer. The Fund must, however, comply with the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"). As a non-diversified fund, the Fund's portfolio may be more concentrated than the portfolio of a diversified fund. Because of this the Fund may experience greater volatility in investment performance. For further information on the Code's diversification requirements, see "FEDERAL INCOME TAX."

  Investment Policies. The Fund seeks to meet its investment objective by investing in securities that are considered by the Adviser to have long-term capital appreciation possibilities. It is expected that under normal circumstances at least 65% of the Fund's total assets will be invested in such securities. Emphasis is placed on common stocks the Adviser believes are priced low in relation to the underlying value of the enterprise or to its anticipated growth rate. Investment analysis focuses on fundamental factors such as balance sheet strength and earnings generation ability. Quality and integrity of management, competitive advantage in the marketplace and consistently high returns on invested capital are particularly stressed. A guiding principle is the consideration of common stocks as units of ownership of a business, and the purchase of them when the price appears low in relation to the underlying value of the enterprise or to its anticipated growth rate.

  The Fund primarily invests in securities of companies having a market capitalization in excess of $500 million but may invest up to 30% of its total assets in smaller companies that fit its investment criteria. The Fund does not, however, invest more than 5% of its total assets in companies, including predecessors, which have operated less than three years. Smaller companies may offer greater potential for capital appreciation than larger companies due to new products or technologies, new distribution methods or similar characteristics that may result in sales and earnings growth rates in excess of those of larger companies. In addition, because they are less actively followed by stock analysts and less information is available on which to base stock price evaluations, the market may overlook favorable trends in particular smaller companies, and then adjust its valuation more quickly once investor interest is gained. On the other hand, higher market risks are often associated with smaller companies. They may have limited product lines, markets, market share and financial resources, or they may be dependent on a small or inexperienced management team. In addition, their stocks may trade less frequently and in more limited volume and be subject to greater and more abrupt price swings than stocks of larger companies.

  For cash management purposes, to meet Fund expenses and to permit the Fund to take advantage of investment opportunities, the Fund may, at any time, hold a portion of its assets (not to exceed 35% under normal circumstances) in cash and short-term investments, primarily obligations of the U.S. government, its agencies or instrumentalities, or repurchase agreements collateralized by such obligations. In addition, when the Adviser believes that market conditions warrant it, the Fund has adopted a policy whereby it may take a temporary defensive posture and may hold part or all of its assets in cash or fixed income securities that will generally have less than a year maturity and will be limited to: (1) obligations of the U.S. government, its agencies and instrumentalities; (2) high quality commercial paper; and (3) corporate notes, bonds and debentures rated at least AA by Standard & Poor's Corporation or Aa by Moody's Investors Service.

  The Fund enters into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Bank of New York and member banks of the Federal Reserve System which furnish collateral at least equal in value or market price to the amount of their repurchase obligation. Under the terms of a typical repurchase agreement, the Fund acquires an underlying debt obligation for a relatively short period subject to an obligation of the seller to repurchase the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the underlying securities is monitored on an ongoing basis by the Adviser to ensure that the value is at least equal at all times to the total amount of the repurchase obligation, including interest. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the underlying securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or a part of the income from the agreement.

  Portfolio Turnover. The Fund does not seek to realize profits by participating in short-term market movements and purchases securities primarily for long-term capital appreciation. Annual portfolio turnover is not expected to exceed 75%. Portfolio turnover is calculated by dividing the lesser of the Fund's purchases or sales of portfolio securities during the period by the monthly average of the value of the Fund's portfolio securities during that period. Excluded from the calculation are all securities with maturities of one year or less when purchased by the Fund.

  Other Restrictions. The Fund is subject to certain investment restrictions which have been adopted as fundamental policies and cannot be changed without the approval of a majority of the Fund's outstanding shares. The Fund may not invest more than 25% of its total assets in any one industry. The Fund may borrow money from banks only for temporary or emergency purposes in an aggregate amount not exceeding 10% of the value of its total assets and the Fund may not purchase securities while such borrowings exceed 5% of the value of the Fund's assets. The Fund will not invest in restricted securities if the then aggregate value of all restricted securities and all other illiquid investments (including repurchase agreements maturing in more than seven days and securities not readily marketable) would exceed 10% of the Fund's net assets at the time of such investment. See the Statement of Additional Information for a more detailed description of the Fund's investment policies and restrictions.

  Year 2000 Risks. Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Fund's investment Adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Fund's investment Adviser is taking steps that it believes are reasonably designed to address the Year 2000 problem with respect to computer systems that uses and to obtain reasonable assurances that comparable steps are being taken by the Fund's other major services providers. At this time, there can be no assurances that these steps will be sufficient to avoid any adverse impact to the Fund. In addition, the Year 2000 problem may adversely affect the markets and the issuers of securities in which the Fund may invest which, in turn, may adversely affect the net asset value of the Fund. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies or issuers and overall economic uncertainty. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected. The statements above are subject to the Year 2000 Information and Readiness Disclosure Act which act may limit the legal rights regarding the use of such statements in the case of a dispute.

                         INVESTMENT ADVISORY SERVICES


  Investment Adviser. The Adviser, located at Hilliard Lyons Center, Louisville, Kentucky 40202, is a division of Hilliard Lyons. Hilliard Lyons and its affiliate, Hilliard Lyons Trust Company, a Kentucky chartered trust company, are wholly-owned subsidiaries of PNC Bank Corp. ("PNC"). PNC, a multi-bank holding company headquartered in Pittsburgh, Pennsylvania, is one of the largest financial services organizations in the United States. PNC's address is One PNC Plaza, 249 Fifth Avenue, Pittsburgh, Pennsylvania 15222-2707. Together with predecessor firms, Hilliard Lyons has been in the investment banking business since 1854. It is a registered investment adviser and a registered broker-dealer and member firm of the New York Stock Exchange, Inc. Hilliard Lyons also serves as investment adviser to Hilliard-Lyons Government Fund, Inc., an open-end money market fund with assets as of December 31, 1998 of approximately $1,046,000,000. As of December 31, 1998, the Adviser and its affiliates managed individual, corporate, fiduciary and institutional accounts with assets aggregating approximately $4,611,000,000.

  Pursuant to an investment advisory agreement (the "Advisory Agreement") with the Fund, the Adviser provides investment research and a continuous investment program for the Fund consistent with the Fund's investment objectives.

  The Adviser bears all expenses of its employees and overhead incurred by it in connection with its duties under the Advisory Agreement. It also pays the compensation of all officers and directors of the Fund who are affiliates of the Adviser or Hilliard Lyons. In addition, the Adviser has certain administrative obligations to the Fund which include providing (i) office facilities and related office equipment and services, (ii) supervision of all aspects of the Fund's non-investment operations to the extent not provided by others pursuant to the Fund's custodian and transfer agent agreements, and
(iii) personnel to perform such executive, administrative and clerical services as are reasonably necessary for the effective administration of the Fund.

  As compensation for its services and related expenses, the Fund has agreed to pay the Adviser a fee, accrued daily and payable quarterly, equal to 0.80% per annum of the Fund's average daily net assets attributable to each class. This fee is higher than the management fee paid by most investment companies. For the year ending December 31, 1998, the Adviser voluntarily agreed to reduce the fees payable to it under the Advisory Agreement and, if necessary, reimburse the Fund on a quarterly basis, by the amount by which the Fund's total annual operating expenses, on an annualized basis, exceeded 1.30% for Class A Shares and 2.05% for Class B Shares. For the year ending December 31, 1998, the reimbursement from the Adviser was $13,401 for Class B Shares and the waiver of the management fee amounted to a total of $40,862 for both classes of shares. With the management fee waiver and the expense reimbursement, total operating expenses for the year ending December 31, 1998 amounted to 1.25% of average daily net assets for Class A Shares, and 2.05% of average daily net assets for Class B Shares. Had there been no management fee waiver or expense reimbursement, total operating expenses would have been 1.27% of average daily net assets for Class A Shares, and 3.09% of average daily net assets for Class B Shares.

  The advisory clients of the Adviser include individuals, personal trusts, estates, employee benefit trusts, corporations and non-profit institutions, many of which have investment objectives which may be similar to those of the Fund. The Adviser invests assets of such accounts in investments substantially similar to, or the same as, those which are expected to constitute the principal investments of the Fund. When the same securities are purchased or sold by the Fund and any of such other accounts at the same time, it is the policy of the Adviser to allocate such purchases and sales in a manner which is deemed equitable by the Adviser to all of the accounts involved, including the Fund. However, it cannot be expected that all of the Adviser's clients, including the Fund, will receive equal treatment at all times.

  Personal Investment Policies. The Fund and the Adviser have adopted Code of Ethics designated to recognize a fiduciary relationship between the Fund and the Adviser and its employees. The Code of Ethics permit directors, trustees, officers and employees to buy and sell securities for their personal accounts subject to certain restrictions. Persons with access to certain sensitive information are subject to pre-clearance and other procedures designed to prevent conflicts of interest.

  Portfolio Management. Samuel C. Harvey is the portfolio manager of the Fund. Mr. Harvey is the Executive Vice-President and a Director of Hilliard Lyons and was the head of the Investment Management Group (IMG) of Hilliard Lyons from January 1, 1993 until August 30, 1996. He was the head of Investment Policy of the IMG from June 1990 through December 31, 1992. Prior to that time, he was the head of the Research Department of Hilliard Lyons. Mr. Harvey has managed or co-managed the Fund on behalf of the Adviser since its inception.

                             EXPENSES OF THE FUND

  The Fund bears its own expenses, which generally include all costs not specifically borne by the Adviser and Distributor. Included among the Fund's expenses are: investment advisory fees and reimbursements payable to the Distributor under the Plan; fees for necessary professional and brokerage services; costs incurred in having the Fund's net asset value calculated; the fees and expenses, if any, of directors, officers and employees of the Fund who are not affiliated with the Adviser; fees and certain expenses of the Fund's custodian and transfer agent; taxes; brokerage fees and commissions; reimbursement of the organization expenses of the Fund and fees and expenses of registering and qualifying the Fund and its shares for distribution under federal and state securities laws, including expenses of preparing and printing the Fund's Registration Statement, Prospectuses and Statements of Additional Information for such purposes; insurance expense; trade association dues; and the expense of reports to stockholders, stockholders' meetings and proxy solicitations. The Fund is also liable for nonrecurring expenses as may arise, including litigation to which the Fund may be a party. The Fund may have an obligation to indemnify its directors and officers, and, in certain situations, the Distributor, with respect to such litigation.

                                   BROKERAGE

  Execution of the Fund's portfolio transactions is arranged by the Adviser. The Adviser is authorized by the Fund's Board of Directors to employ securities brokers which, in its best judgment, will implement the policy of the Fund to seek "best execution" of its portfolio transactions at a reasonable cost. "Best execution" means prompt, efficient and reliable execution at the most favorable price obtainable. In making this determination, the Adviser takes into account, among other factors, the overall net economic result to the Fund including both execution price and any commissions and other costs paid, the efficiency with which the specific transaction is effected, the ability to effect the transaction where a large block is involved, the known practices of brokers and their availability to execute possibly difficult transactions in the future and the financial strength and stability of the broker.

  Subject to the policy of the Fund to seek "best execution" of its portfolio transactions, the Adviser may pay commissions to brokers, other than the Adviser, which are higher than might be charged by another qualified broker to obtain brokerage and/or research services considered by the Adviser to be useful or desirable for its investment management of the Fund and its other advisory accounts.

                              PURCHASE OF SHARES

  Choosing a Class of Shares. The Fund currently offers two classes of shares:
Class A Shares and Class B Shares. Each class has its own cost structure.

  Class A Shares are sold to investors who have concluded that they would prefer to pay an initial sales load and have the benefit to lower continuing fees. Class B Shares are sold to investors choosing to pay no initial load, a higher distribution fee and a contingent deferred sales charge with respect to redemptions within five years of purchase and who desire shares to convert automatically to Class A Shares after seven years.

  Investors who expect to maintain their investment for an extended period of time might choose to purchase Class A Shares because over time the accumulated continuing distribution fees of Class B Shares may exceed the initial sales load and lower continuing distribution fees of Class A Shares. This consideration must be weighed against the fact that the amount invested in the Fund will be reduced by the initial sales load on Class A Shares deducted at the time of purchase. Furthermore, the distribution fees on Class B Shares will be offset to the extent any return is realized on the additional funds initially invested therein that would have been equal to the amount of the initial sales load on Class A Shares.

  Investors who qualify for reduced initial sales loads might also choose to purchase Class A Shares because all or a part of the sales load deducted at the time of purchase would be waived. The Fund will not accept any order of $250,000 or more for Class B shares on behalf of a single investor (not including dealer "street name" or omnibus accounts) because generally it will be more advantageous for that investor to purchase Class A shares instead. In addition, Class B Shares will be converted automatically to Class A Shares after a period of approximately seven years, and thereafter investors will be subject to lower ongoing fees. Shares purchased through reinvestment of dividends and distributions on Class B Shares also will convert automatically to Class A Shares along with the underlying shares on which they were earned.

  Investors should bear in mind that total asset based sales charges (i.e., the higher continuing distribution fee plus the contingent deferred sales charge) on Class B Shares that are redeemed may exceed the total asset based sales charges that would be payable on the same amount of Class A Shares, particularly if the Class B Shares are redeemed shortly after purchase or if the investor qualifies for a reduced sales load on the Class A Shares.

  Investors should understand that the purpose and function of the initial sales loads (and deferred sales charges, when applicable) with respect to Class A Shares is the same as those of the deferred sales charges and higher distribution fees with respect to Class B Shares in that the sales charges and distribution fees applicable to each class provide for the financing of the distribution of the shares of the Fund.

  The two classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution expenses and, potentially, certain other class expenses and has exclusive voting rights with respect to any matter to which a separate vote of any class is required by the 1940 Act or Maryland law. The net income attributable to each class and dividends payable on the shares of each will be reduced by the amount of distribution and other expenses of each class. Class B Shares bear higher distribution fees, which will cause the Class B Shares to pay lower dividends than the Class A Shares.

  Each class has advantages and disadvantages for different investors, and investors should choose the class that best suits their circumstances and their objectives. Dealers and agents may receive different compensation for selling Class A Shares and Class B Shares.

  Class A Shares--Initial Sales Charge. An initial sales charge may apply, as described below, when purchasing Class A Shares of the Fund. Sales charges may be reduced for large purchases as indicated below.

                                Sales Charge  Sales Charge as Maximum Authorized
                                as Percentage  Percentage of   Dealer Allowance
                                 of Offering    Net Amount     as Percentage of
      Amount of Purchase            Price        Invested       Offering Price
      ------------------        ------------- --------------- ------------------
Less than $50,000.............      4.75%          4.99%            4.25%
$50,000 up to (but less than)
 $100,000.....................      4.00%          4.17%            3.50%
$100,000 up to (but less than)
 $250,000.....................      3.00%          3.09%            2.50%
$250,000 up to (but less than)
 $500,000.....................      2.25%          2.30%            2.00%
$500,000 up to (but less than)
 $1 million...................      1.75%          1.78%            1.50%
$1 million or more............       None           None             None

  No sales charge is payable at the time of purchase on investments of $1 million or more; however, a 1% contingent deferred sales charge is imposed in the event of redemption within 12 months following any such purchase. See "Redemption of Shares". The Distributor may pay a commission to its investment brokers or to authorized dealers who initiate and are responsible for purchases of $1 million or more as follows: 1% on sales to $3 million plus 0.50% on the excess over $3 million.

  Combined Purchase Privilege. The following purchases may be combined for purposes of determining the "Amount of Purchase": (a) individual purchases, if made at the same time, by a single purchaser, the purchaser's spouse and children under the age of 25 purchasing shares of their own account, including shares purchased by an employee benefit plan(s) exclusively for the benefit of such individual(s) (such as an IRA, individual-type 403(b) plan or single-participant Keogh-type plan) or by a Company, as defined in Section 2(a)(8) of the 1940 Act, solely controlled, as defined in the 1940 Act, by such individual(s), or (b) individual purchases by trustees or other fiduciaries purchasing shares (i) for a single trust estate or a single fiduciary account, including an employee benefit plan, or (ii) concurrently by two or more employee benefit plans of a single employer or of employers affiliated with each other in accordance with Section 2(a)(3)(c) of the 1940 Act (excluding in either case an employee benefit plan described in "(a)" above), provided such trustees or other fiduciaries purchase shares in a single payment. Purchases made for nominee or street name accounts may not be combined with purchases made for such other accounts.

  Cumulative Quantity Discount. A stockholder may combine the value of shares held in the Fund, along with the dollar amount of shares being purchased, to qualify for a cumulative quantity discount. The value of shares held is the higher of their cost or current net asset value. For example, if a stockholder holds shares having a value of $75,000 and purchases $25,000 of additional shares, the sales charge applicable to the additional investment would be 3.0%, the rate applicable to a single purchase of $100,000. In order to receive the cumulative quantity discount, the value of shares held must be brought to the attention of the Distributor or Transfer Agent.

  Letter of Intent. If a stockholder anticipates purchasing at least $50,000 of shares within a 13-month period, the shares may be purchased at a reduced sales charge by completing the Letter of Intent (the "Letter") section of the Account Application and furnishing it to the Distributor or Transfer Agent. The reduced sales charge may also be obtained on shares purchased within the 90 days prior to the date of the Account Application. Shares purchased under a Letter are eligible for the same reduced sales charge that would have been available had all the shares been purchased at the same time. There is no obligation to purchase the full amount of shares indicated in the Letter. Should the stockholder invest more or less than indicated in the Letter during the 13-month period, the sales charge will be recalculated based on the actual amount purchased. The Transfer Agent holds in escrow shares purchased with the first 5% of the total intended amount of purchase which can be redeemed to make up any deficiency in the sales charge.

  Sales Charge Waivers. The Fund sells shares at net asset value without imposition of sales charge to the following persons; (i) current and retired (as determined by Hilliard Lyons) employees of Hilliard Lyons and its affiliates, their spouses and children under the age of 25 and employee benefit plans for such employees, provided orders for such purchases are placed by the employee; (ii) any other investment company in connection with the combination of such company with the Fund by merger, acquisition of assets or otherwise; (iii) employees and directors of the Fund and registered representatives of authorized dealers; (iv) existing advisory fee clients of Hilliard Lyons Investment Management Group or Hilliard Lyons Trust Company on purchases effected by transferring all or a portion of their investment management or trust account to the Fund provided that such account had been maintained for a period of six months prior to the date of purchase of fund shares; (v) investors purchasing shares through a Hilliard Lyons investment broker to the extent that the purchase of such shares is funded by the proceeds from the sale of shares of any mutual fund (for which the investor paid a front-end sales charge) other than a money market fund (a) purchased within three years of the date of the purchase of Fund shares and held for at least six months or (b) purchased at any time and for which Hilliard Lyons was not a selling dealer, provided that in either case the order for Fund shares must be received within 30 days after the sale of the other fund; (vi) trust companies, bank trust departments and registered investment advisors purchasing for accounts over which they exercise investment authority and which are held in a fiduciary, agency, advisory, custodial or similar capacity, provided that the amount collectively invested or to be invested in the Fund by such entity or adviser during the subsequent 13-month period totals at least $100,000 (vii) employer-sponsored retirement plans with assets of at least $100,000 or 25 or more eligible participants, and (viii) accounts established under a fee-based program sponsored and maintained by a registered broker dealer or other financial intermediary and approved by the Distributor.

  In order to take advantage of a sales charge waiver, a purchaser must certify to the Distributor eligibility for a waiver and must notify the Distributor whenever eligibility for a waiver ceases to exist. The Distributor reserves the right to request additional information from a purchaser in order to verify that such purchaser is so eligible.

  Contingent Deferred Sales Charge on Certain Redemptions. Purchases of $1 million or more are not subject to an initial sales charge; however, a contingent deferred sales charge is payable on these investments in the event of a share redemption within 12 months following the share purchase, at the rate of 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. In determining whether a contingent deferred sales charge is payable, and the amount of the charge, it is assumed that shares purchased with reinvested dividend and capital gain distributions and then other shares held the longest are the first redeemed. The contingent deferred sales charge is waived in the event of (a) the death or disability (as defined in (S)72(m)(7) of the Code) of the stockholder, (b) a lump sum distribution from a benefit plan qualified under the Employee Retirement Income Security Act of 1974 ("ERISA"), or (c) systematic withdrawals from ERISA plans if the stockholder is at least 59 1/2 years old. The Fund applies the waiver for death or disability to shares held at the time of death or the initial determination of disability of either an individual stockholder or one who owns the shares of a joint tenant with the right of survivorship or as a tenant in common.

  Class B Shares--Deferred Sales Charge Alternative. The Class B Shares can be purchased at net asset value without an initial sales charge. However, if the Class B Shares are redeemed within five years after purchase, they are subject to a contingent deferred sales charge (expressed as a percentage of the lesser of the current net asset value or original cost) which will vary according to the number of years from the purchase of Class B Shares until the redemption of those shares. The amount of the contingent deferred sales charge on Class B Shares is set forth below.

                                                             Contingent Deferred
                       Years Since Purchase                     Sales Charge
                       --------------------                  -------------------
      Less than 1 year......................................        4.75%
      1 to 2 years..........................................        3.75%
      2 to 4 years..........................................        2.75%
      4 to 5 years..........................................        1.75%
      5 to 7 years..........................................        None
      Year 7................................................ Reverts to A Shares

  Class B Shares are subject to higher distribution fees than Class A Shares for a period of seven years (after which they convert to Class A Shares). Shares purchased through reinvestment of dividends on Class B Shares also will convert automatically to Class A Shares along with the underlying shares on which they were earned. Conversion occurs at the end of the month which precedes the seventh anniversary of the purchase date.

  The higher fees mean a higher expense ratio, so Class B Shares pay corresponding lower dividends and may have a lower net asset value than Class A Shares.

  The contingent deferred sales charge is waived in the event of (a) a total or partial redemption made within one year of death or disability (as defined in (S)72(m)(7) of the Code) of the stockholder; (b) systematic withdrawals up to 10% of the net asset value of the account at the time the systematic withdrawal is established; (c) systematic withdrawals from an IRA account; (d) total or partial distributions from an IRA if the stockholder is at least 59 1/2 years old; (e) a lump sum distribution from an ERISA plan; or (f) a redemption resulting from tax-free return of an excess contribution to an IRA.

  Initial Purchases. Fund shares may be purchased through a Hilliard Lyons investment broker who will open a Hilliard Lyons account, explain the stockholder services available from the Fund and answer any questions. Shares may also be purchased directly from the Fund's transfer agent (the "Transfer Agent") by completing and signing the purchase application included in this Prospectus and sending it, together with a check payable to Hilliard Lyons Growth Fund, Inc., to State Street Bank and Trust Company, Attention: Hilliard Lyons Growth Fund, Inc., P.O. Box 8315, Boston, MA 02266-8315. When purchasing Fund shares, investors must specify whether the purchase is for Class A Shares or Class B Shares. The minimum initial investment for either class is $1,000 and the minimum for additional investments for either class is $100. The Distributor may in the future enter into sales agreements with authorized dealers allowing Fund shares to be purchased through such authorized dealers.

  Additional Purchases. After an initial investment is made and a stockholder's account is established, additional purchases may be made either by telephoning the investment broker and placing an order, or by mailing the transmittal portion of the latest confirmation statement together with a check made payable to the Fund directly to the Transfer Agent. If a stockholder does not have the transmittal portion of the confirmation statement, the stockholder may simply provide the exact name or names in which the account was opened and the account number.

  General. Purchase orders received by a Hilliard Lyons investment broker, by the Distributor, or by the Transfer Agent prior to "closing time" on any "business day" are executed at the public offering price determined that day. Purchase orders received by an authorized dealer on any "business day" are executed at the public offering price determined that day, provided the order is received by the Distributor in Louisville, Kentucky, or by the Transfer Agent prior to "closing time" on that day. Authorized dealers are responsible for transmitting purchase orders to the Distributor or Transfer Agent promptly. The failure of an authorized dealer to promptly transmit an order may cause the purchase price to be more or less than the amount an investor otherwise would have paid. Purchase orders received after "closing time" or on a day that is not a "business day" are priced as of "closing time" on the next succeeding "business day". A "business day" is any day on which the New York Stock Exchange is open for business; "closing time" is the close of trading on the Exchange, currently 4:00 p.m., Eastern time; or such other day or time as the Fund's directors may establish in the future. The Fund and the Distributor reserve the right to reject any purchase order and to suspend the offering of shares for a period of time.

  Payment for Fund shares purchased through a Hilliard Lyons investment broker or an authorized dealer is normally due on the third business day after an order is placed with the Distributor. Investors may pay for purchases with checks drawn on domestic offices of U.S. banks or with funds in brokerage accounts maintained with Hilliard Lyons or the authorized dealer. When payment is made to a brokerage firm by an investor before a settlement date, unless otherwise directed by the investor, the monies may be held as a free credit balance in the investor's brokerage account and the brokerage firm may benefit from the temporary use of these monies. Purchase orders placed directly with the Transfer Agent by mail must be accompanied by payment.

                             REDEMPTION OF SHARES

  Any stockholder may require the Fund to redeem his or her shares. Class A shares may be redeemed without charge at their net asset value. Class B shares may be redeemed at the applicable contingent deferred sales charge. See "Purchase of Shares". Stockholders who maintain brokerage accounts at Hilliard Lyons or at an authorized dealer may redeem shares through Hilliard Lyons or the authorized dealer; all other stockholders must redeem Fund shares through the Transfer Agent.

  Redemption through Hilliard Lyons or an Authorized Dealer. Stockholders who maintain accounts at Hilliard Lyons or at an authorized dealer may submit redemption requests to their Hilliard Lyons investment broker or such authorized dealer in person or by telephone, mail or wire. Redemption requests directed to a Hilliard Lyons investment broker are effected at the net asset value next computed after receipt of the request. Redemption requests directed to an authorized dealer are effected at the net asset value next computed after receipt of the request by the Distributor. Redemption proceeds are credited to the stockholder's brokerage account for disbursement according to the stockholder's instructions and will normally be credited to the Stockholder's brokerage account within three business days. Authorized dealers are responsible for transmitting redemption requests to the Distributor promptly. The failure of an authorized dealer to promptly transmit a redemption request may cause the redemption proceeds to be more or less than the amount an investor otherwise would have received.

  Redemption through the Transfer Agent. Stockholders who do not maintain brokerage accounts at Hilliard Lyons or an authorized dealer must redeem their shares through the Transfer Agent by mail; other stockholders also may redeem Fund shares through the Transfer Agent. Stockholders should mail redemption requests directly to the Transfer Agent: State Street Bank and Trust Company,
Attention: Hilliard Lyons Growth Fund, Inc., P.O. Box 8315, Boston, MA 02266-8315. A redemption request is executed at the net asset value next computed after it is received in "good order". "Good order" means that the request must be accompanied by the following: (1) a letter of instructions specifying the number of shares or amount of investment to be redeemed (or that all shares credited to the Fund account be redeemed) signed by all registered owners of the shares in the exact name in which they are registered, (2) a guarantee of the signature of each registered owner by any commercial bank, trust company or member of a recognized stock exchange, and (3) other supporting legal documents in the case of an estate, trust, guardianship, custodianship, partnership or corporation. Stockholders are responsible for ensuring that a request for a redemption is received in "good order". A stockholder may elect to have redemption proceeds of $1,000 or more wired to a commercial bank account designated by the stockholder. A transaction fee of $5.00 may be charged for payments by wire.

  Additional Information on Redemptions. If the shares were recently purchased, the redemption proceeds are not sent until the check (including a certified or cashier's check) received for the shares purchased has cleared. Payment for shares requested to be redeemed may be delayed when the purchase check has not cleared, but the delay will be no longer than required to verify that the purchase check has cleared. The Fund may suspend the right of redemption or postpone the date of payment during any period when (i) trading on the New York Stock Exchange is restricted or the New York Stock Exchange is closed, other than customary weekend and holiday closings, (ii) the Securities and Exchange Commission (the "SEC") has by order permitted such suspension or
(iii) an emergency, as defined by rules of the SEC, exists making disposal of portfolio investments or determination of the value of the net assets of the Fund not reasonably practicable.

  The Fund has filed a formal election with the Securities and Exchange Commission pursuant to which the Fund reserves the right to effect a redemption in portfolio securities where the particular stockholder of record is redeeming more than $250,000 or 1% of the Fund's total net assets, whichever is less, during any 90-day period. In the opinion of the Fund's management, however, the amount of a redemption request would have to be significantly greater than $250,000 or 1% of total net assets before a redemption wholly or partly in portfolio securities was made. The securities distributed in kind would be readily marketable and would be valued for this purpose using the same method employed in calculating the Fund's net asset value per share. If a stockholder receives a distribution in kind, the stockholder should expect to incur transaction costs upon the disposition of the securities received in the distribution.

  Questions about redemption requirements should be referred to the stockholder's Hilliard Lyons investment broker or authorized dealer, or to the Transfer Agent if the stockholder does not maintain a brokerage account. Because the Fund incurs certain fixed costs in maintaining stockholder accounts, the Fund reserves the right to redeem stockholder accounts of less than $500 in net asset value. Such stockholder accounts will be redeemed only if the balance has decreased below that level as a result of stockholder redemptions and not because of fluctuations in the net asset value of the Fund's shares. If the Fund elects to redeem such shares, it will notify the stockholder of its intention to do so and provide the stockholder with an opportunity to increase the amount invested to $500 or more within 30 days of the notice.

  Systematic Withdrawal Plan. A systematic withdrawal plan (the "Withdrawal Plan") is available for stockholders of the Fund whose shares have a minimum net asset value of $10,000. The Withdrawal Plan allows for monthly or quarterly payments to the participating stockholder in amounts not less than $100.

  Dividends and capital gain distributions on shares held under the Withdrawal Plan are reinvested in additional full and fractional shares of the Fund at net asset value. The Transfer Agent acts as agent for the stockholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawal payment. The Withdrawal Plan may be terminated at any time. Withdrawal payments should not be considered to be dividends, yield or income. If periodic withdrawals continuously exceed reinvested dividend and capital gain distributions, the stockholder's original investment will be correspondingly reduced and ultimately exhausted. Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be reported for federal and state income tax purposes. As it generally would not be advantageous to a stockholder to make additional investments in the Fund while participating in the Withdrawal Plan, purchases of shares in amounts less than $5,000 by participants in the Withdrawal Plan will not ordinarily be permitted. Stockholders should consult their tax adviser regarding the tax consequences of participating in the Withdrawal Plan.

  Reinstatement Privilege. A stockholder who redeems shares and who has not exercised the reinstatement privilege within the previous twelve months may reinvest the proceeds of such redemption in new shares of the Fund without sales charge and, if applicable, with credit for any contingent deferred sales charge by exercise of the reinstatement privilege. Reinvestment will be at the net asset value next determined after the Distributor receives a letter requesting reinstatement and payment therefor. The Distributor must receive the letter requesting reinstatement and payment therefor within 60 days following the redemption. A reinstatement fee of $25 will be charged by the Distributor. Stockholders should consult their tax adviser regarding the tax consequences of exercising the reinstatement privilege.

                          DISTRIBUTIONS FROM THE FUND

  Dividends and Distributions. It is the present policy of the Fund to make distributions annually of its net investment income and its net realized capital gains, if any, at the end of the year in which earned or at the beginning of the next year. Dividends and capital gain distributions are normally reinvested in additional shares of the same class at net asset value without a sales charge, unless otherwise elected at purchase. The per share dividends on Class B Shares may be lower than the per share on Class A Shares principally as a result of the higher distribution fee applicable with respect to Class B Shares. A stockholder may change such election at any time prior to the record date for a particular dividend or distribution by written request to the Transfer Agent. The Fund is subject to a 4% non-deductible excise tax measured with respect to certain undistributed amounts of taxable income and capital gains. If necessary to avoid the imposition of this tax and if in the best interests of its stockholders, the Fund will declare and pay distributions of its net investment income and net capital gains more frequently than stated above.

  Stockholders' Open Accounts. At the initial purchase of shares, the Transfer Agent creates an open account for the stockholder or the authorized dealer holding shares for the investor. Additional shares purchased are likewise credited to the open account. The Transfer Agent maintains a continuous permanent record of each open account and sends a written statement of every transaction in the account as well as an annual statement of account activity. In the interest of economy and convenience, stock certificates are not issued. Upon the transfer of Fund shares out of a Hilliard Lyons account, an account in the transferring stockholder's name may be opened at the Transfer Agent. Stockholders considering transferring a tax-deferred retirement account, such as an IRA, from Hilliard Lyons to another brokerage firm or financial institution should be aware that if the firm to which the retirement account is to be transferred will not accept the transfer of shares of the Fund, a stockholder must either redeem the shares (paying any applicable contingent deferred sales charge) so that cash proceeds can be transferred to the account at the new firm or such stockholder must continue to maintain a retirement account at Hilliard Lyons for those shares.

  Automatic Investment Plan. The automatic investment plan enables stockholders to make regular monthly or quarterly investments in shares through automatic charges to their bank accounts. With stockholder authorization and bank approval, the Distributor or authorized dealer (or, with respect to stockholders who do not maintain brokerage accounts at Hilliard Lyons or an authorized dealer, the Transfer Agent) automatically charges the bank account for the amount specified ($100 minimum) which is automatically invested in shares at the public offering price on or about the date specified by the stockholder. Bank accounts are charged on the day or a few days before investments are credited, depending on the bank's capabilities, and stockholders receive a confirmation statement showing the current transaction. Participation in the plan begins within 30 days after receipt of the Automatic Investment Plan Application. If the bank account cannot be charged due to insufficient funds, a stop-payment order or the closing of the account, the plan may be terminated and the related investment reversed. The stockholder may change the amount of the investment or discontinue the plan at any time by notifying the Distributor or authorized dealer or by writing to the Transfer Agent.

  Retirement Plans. Shares of the Fund may be purchased in connection with various retirement plans, including IRAs, Section 403(b) Plans and retirement plans for self-employed individuals, partnerships and corporations and their employees. Detailed information concerning retirement plans, including any applicable annual fee, is available from the Distributor.

                              FEDERAL INCOME TAX

  Taxes. The Fund intends to continue to qualify each year as a "regulated investment company" within the meaning of the Code. If the Fund qualifies as a regulated investment company and if certain distribution requirements are met, the Fund will not be subject to federal income tax on its investment income and net capital gains that it distributes to its stockholders. To qualify, the Fund must meet certain relatively complex tests relating to the source of its income and the diversification of its assets, including the requirement that less than 30% of its gross income (generally exclusive of losses) may be derived from the sale or other disposition of securities held for less than three months. In addition, the Fund must diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund's assets is represented by cash, cash items, U.S. government securities, securities of other regulated investment companies and other securities with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies).

  Dividends paid by the Fund from investment income and distributions of short-term capital gains are taxable to stockholders as ordinary income for federal income tax purposes, whether received in cash or reinvested in additional shares. Distributions of long-term capital gains are taxable to stockholders as long-term capital gains, whether paid in cash or reinvested in additional shares, regardless of the length of time the stockholder has held shares of the Fund. Each stockholder receives an annual statement as to the tax status and dollar amounts of dividends and distributions, if any, for the prior calendar year. The Fund may be subject to state or local taxes in jurisdictions in which the Fund may be deemed to be doing business. Dividends and distributions declared by the Fund may also be subject to state and local taxes.

  The Fund generally is required to withhold federal income tax at a rate of 31% ("backup withholding") from dividends paid to stockholders if (i) the payee fails to furnish the Fund with and to certify the payee's correct taxpayer identification number or social security number, (ii) the Internal Revenue Service (the "IRS") notifies the Fund that the payee has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (iii) the payee fails to certify that backup withholding is not required.

                           DISTRIBUTION ARRANGEMENTS

  Distributor. Provident Distributors, Inc. (the "Distributor"), Four Falls Corporate Center, 6th Floor, West Conshohocken, Pennsylvania 19428, acts as the principle distributor of the Fund's shares pursuant to a Distribution Agreement. Pursuant to an agreement with the Fund, Hilliard Lyons has agreed to pay the Distributor a fee of $1000 per month. Hilliard Lyons, a wholly-owned subsidiary of PNC, has entered into a Broker-Dealer Agreement to sell shares of the Fund. For such services, Hilliard Lyons receives the 12b-1 fee and sales charge otherwise payable to the Distributor with respect to the shares the Distributor sells through Hilliard Lyons. You may invest or redeem in the Fund through Hilliard Lyons. The Fund paid trust fees to Hilliard Lyons, the former distributor, in the amount of $61,690 for the year ending December 31, 1998. The Distributor conducts a continuous public offering of shares of the Fund on a "best efforts" basis. It may enter into sales agreements with certain securities dealers and financial advisers ("authorized dealers") to permit them to solicit subscriptions for shares of the Fund and, if so, may pay them a continuing fee (not in excess of 0.25% annually of the Fund's average daily net assets attributable to each class) for distributing the Fund's shares, promoting the maintenance of holdings by established stockholders and servicing stockholder accounts. The Distributor may also pay its own investment brokers a similar fee for performing the same services. It may also enter into servicing agreements providing for payments (not in excess of 0.25% annually of the Fund's average daily net assets attributable to each class) to financial institutions and others who perform stockholder servicing and administrative functions for certain stockholders. The Distributor at its own expense may also provide promotional incentives to investment brokers of the Distributor and to authorized dealers. In some instances, such incentives may be made available only to certain investment brokers or authorized dealers who have sold or are expected to sell, significant amounts of shares. The Fund has agreed to indemnify the Distributor against certain liabilities, including liabilities under the Securities Act of 1933.

  Distribution Plan. In accordance with a distribution plan (the "Plan") adopted by the Fund's Board of Directors pursuant to Rule 12b-1 under the 1940 Act, the Fund reimburses the Distributor quarterly at an annualized rate of up to 0.25% of the Fund's average daily net assets attributable to the Class A Shares and 1.00% of the Fund's average daily net assets attributable to the Class B Shares for distribution expenses actually incurred. Rule 12b-1 regulates the manner in which a mutual fund may assume the costs of distributing and promoting the sale of its shares. In unanimously approving the Plan, the Fund's Board of Directors determined that there is a reasonable likelihood that the Plan will benefit the Fund and its stockholders. The Distributor may be reimbursed for expenses incurred in connection with any activity primarily intended to result in the sale of the Fund's shares, including: payments to its investment brokers and to authorized dealers for distributing Fund shares, promoting the maintenance of holdings by established stockholders and servicing stockholder accounts; payments of commissions to investment brokers of the Distributor and to authorized dealers who are responsible for purchases of $1 million or more with no initial sales charge; payments to financial institutions and others who have entered into servicing agreements with the Distributor; and payments for printing and distributing Prospectuses, Statements of Additional Information and annual and interim reports for other than existing stockholders. The Distributor may also be reimbursed for an allocable portion of its overhead related to distribution of the Fund's shares. If the amount reimbursed is insufficient to pay the expenses of distribution, the Distributor bears the additional expenses. Any amount of excess distribution expenses incurred by the Distributor in any quarter for which the Distributor is not reimbursed can be carried forward from one quarter to the next but no expenses may be carried over from year to year.

  Under its terms, the Plan remains in effect so long as it is approved at least annually by vote of the Fund's Board of Directors, including a majority of the directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan. The Distributor is obligated to provide the directors quarterly reports of amounts expended under the Plan and the purpose for which the expenditures were made.

                             FINANCIAL HIGHLIGHTS

  The following table includes selected data for Class A and Class B Shares, outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto, which may be obtained from the Fund upon request without charge. The information has been audited by Ernst & Young LLP, the Fund's independent auditors, whose report thereon appears in the Statement of Additional Information. Further information about the performance of the Fund is contained in the Fund's Annual Report to Stockholders which may be obtained directly from the Fund without charge.

                                                                                             Class B
                                                                                           Period from
                                            Class A                                         April 20,
                                For the year ended December 31,                              1998* to
                          ------------------------------------------------------------     December 31,
                            1998         1997         1996         1995         1994           1998
                          --------     --------     --------     --------     --------     ------------
Net asset value:
 Beginning of period....    $30.29       $22.95       $20.20       $15.98       $15.69         $32.63
                          --------     --------     --------     --------     --------       --------
Net investment income...      0.20         0.12         0.11         0.15         0.12       (   0.02)
Net realized and change
 in unrealized gain on
 investments............      3.89         9.13         3.92         4.82         0.29           1.57
                          --------     --------     --------     --------     --------       --------
Total from investment
 operations.............      4.09         9.25         4.03         4.97         0.41           1.55
                          --------     --------     --------     --------     --------       --------
Less dividends from net
 investment income......  (   0.18)    (   0.12)    (   0.11)    (   0.15)    (   0.12)      (   0.00)
Less dividends from net
 realized capital gains.  (   0.71)    (   1.79)    (   1.17)    (   0.60)    (   0.00)      (   0.71)
                          --------     --------     --------     --------     --------       --------
In excess of net
 investment income......                                                                     (   0.14)
                                                                                             --------
Total distributions.....  (   0.89)    (   1.91)    (   1.28)    (   0.75)    (   0.12)      (   0.85)
                          --------     --------     --------     --------     --------       --------
Net asset value:
 End of period..........    $33.49       $30.29       $22.95       $20.20       $15.98         $33.33
                          ========     ========     ========     ========     ========       ========
Total Investment
 Return(1)..............     13.58%       40.41%       19.98%       31.10%        2.60%          4.82%***

SIGNIFICANT RATIOS AND
SUPPLEMENTAL DATA
Operating expenses to
 average net assets.....      1.25%(e)     1.30%(d)     1.58%(c)     1.75%(b)     1.75%(a)       2.05%(e)**
Net investment income to
 average net assets.....       .64%(e)      .49%(d)      .52%(c)      .82%(b)      .68%(a)       (.23)%(e)**
Portfolio turnover
 rate(f)................     18.15%       22.20%       18.79%       27.50%       20.10%         18.15%
Net assets, end of
 period (000s omitted)..   $88,498      $58,416      $35,628      $28,259      $20,476         $9,604

-------
(a) Net of voluntary management fee waiver by the Adviser. If the Fund had paid the full management fee, the annualized ratios of expenses and net investment income to average net assets would have been 1.94% and 0.50%, respectively, for the year ended December 31, 1994.
(b) Net of voluntary management fee waiver by the Adviser. If the Fund had paid the full management fee, the annualized ratios of expenses and net investment income to average net assets would have been 1.85% and 0.71%, respectively, for the year ended December 31, 1995.
(c) Net of voluntary management fee waiver by the Adviser. If the Fund had paid the full management fee, the annualized ratios of expenses and net investment income to average net assets would have been 1.64% and 0.45%, respectively, for the year ended December 31, 1996.
(d) Net of voluntary management fee waiver by the Adviser. If the Fund had paid the full management fee, the annualized ratios of expenses and net investment income to average net assets would have been 1.40% and 0.39%, respectively, for the year ended December 31, 1997.
(e) Net of voluntary expense reimbursement and management fee waiver by the Adviser for B shares investors and net of voluntary management fee waiver by A share investors. If the Fund had borne all expenses that were assumed by the Adviser and had paid the full management fee, the annualized ratios of expenses and net investment income to average net assets would have been 1.27% and .62% for A shares and 3.09% and (1.27%) for B shares, respectively, for the year ended December 31, 1998.
(f) Portfolio turnover rate is calculated on the basis of the portfolios as a whole without distinguishing between the classes of shares issued.

(1) Excludes maximum sales charge of 4.75%.

 * Commencement of operations

** Annualized
***Not annulized

  Net Asset Value The net asset value per share is computed separately for each class by dividing the net assets of the Fund attributable to that class (assets, including securities at market value, minus liabilities) by the number of shares of that class outstanding. The per share net asset value of the Class B Shares of the Fund will generally be lower than that of the Class A Shares of the Fund because of the higher expenses borne by the Class B Shares. Investments that are traded on an exchange or in the over-the-counter market are valued based upon market quotations. Short-term obligations with maturities of 60 days or less are valued at amortized cost. Foreign securities are valued based on quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Other securities for which market quotations are not readily available are valued at their fair value, as determined in good faith by the Adviser under procedures established by, and under the supervision and responsibility of, the Fund's Board of Directors. The Fund computes its net assets value as of "closing time" on each "business day".

  The Fund's Performance The Fund may periodically advertise its "average annual total return" over various periods of time. This figure shows the average annual percentage change in value of an investment in the specified class of shares from the beginning date to the ending date of the measuring period. It reflects changes in the price of the shares of such class and assumes that any dividends or distributions paid by the Fund during the period are reinvested in shares of that class at net asset value on the reinvestment dates during the period and does not reflect the payment of a sales charge. Figures will be given for recent one, five and ten-year periods (if applicable), and may be given for other periods as well (such as from commencement of the Fund's operations, or on a year-by-year basis). When considering "average" total return figures for periods longer than one year, investors should note that the Fund's annual total return for any one year in the period might have been greater or less than the average for the entire period. The Fund may also use "aggregate" total return figures for various periods, representing the cumulative change in value of an investment in the Fund for the specific period. For the Class A Shares, each type of total return will be calculated assuming the deduction of the maximum sales charge.

  The Fund's investment results vary from time to time depending upon market conditions, the composition of the Fund's portfolio and operating expenses of the Fund, so that any investment results reported by the Fund should not be considered representative of how an investment in the Fund may perform in any future period. These factors and possible differences in calculation methods should be considered when comparing the Fund's investment results with those published for other mutual funds, other investment vehicles and unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses. The Fund's results also should be considered relative to the risks associated with the Fund's investment objective and policies.

  The Fund's annual report, which contains additional performance information, is available upon request without charge by writing or calling the Fund at the address and telephone number set forth on the inside back cover of this prospectus.

Account Application                            HILLIARD LYONS GROWTH FUND, INC.
-------------------------------------------------------------------------------
Do Not Use This Application To Open An IRA. Please Contact Your Investment Broker For The Special Application Required.

This Application may be used to open a new account or to add stockholder options listed on reverse to an existing account.

[_] Check box if adding stockholder options to an existing account
                                            (Fund Account Number if known)
-------------------------------------------------------------------------------
Return this completed application to:
                   State Street Bank and Trust Company
                   Attention: Hilliard Lyons Growth Fund, Inc.
                   P.O. Box 8315
                   Boston, MA 02266-8315
                   For additional information, call the Distributor, J.J.B. Hilliard, W.L. Lyons, Inc. at (800) 444-1854 or (502) 588-
                   9145
-------------------------------------------------------------------------------
1.TELL US HOW YOU WOULD LIKE TO REGISTER YOUR ACCOUNT
 Registration

 Individual--      [_] 1.
 use Line 1             -------------------------------------    --------------
 --------------            First Name Initial Last Name              Social
                                                                  Security No.

                   [_] 2.
 Joint Tenant           -------------------------------------    --------------
 (if any) With             First NameInitial  Last Name              Social
 Right of Sur-     [_] 3.                                         Security No.
 vivorship--            -------------------------------------    --------------
 use Line 2                First Name Initial Last Name           Tax I.D. No.
 --------------    ------------------------------------------

                       Name of Officer, Managing Partner,
 Corporation,                 Trustee or Custodian
 Partnership,      [_] 4.
 Trust, or             --------------------------------------    --------------
 others in any           Custodian's First
 fiduciary or            Name      Initial       Last Name
 representative    ------------------------------------------    --------------
 capacity--use          Minor's First Name Initial  Last            Minor's
 Line 3                 Name                                         Social
 --------------                                                   Security No.

                   Under the ____________________ Uniform Gifts to Minors Act Gifts to Mi-nors--use
 Line 4

                              State of Minor's Residence
 --------------
2.ADDRESS
 -------------------------------------    -------------------------------------
                Street                    Area Code        Telephone
 -------------------------------------
 City            State             Zip    Citizen of   U.S.   Other ___________
                                                                    (Specify)
3.TELL US WHICH CLASS AND HOW MUCH YOU WOULD LIKE TO INVEST
 Class of shares (check one): Class A [ ] Class B [ ]
 Amount of Initial Investment
 Please open a new account. My check for $ is enclosed payable to Hilliard Lyons Growth Fund, Inc. (Minimum initial investment $1,000)
 Capital Gains and Dividend Distributions
 All capital gains and dividend distributions will be reinvested in additional shares unless appropriate boxes below are checked:
 [_] Pay capital gains distributions in cash
 [_] Pay income dividends in cash

4.YOU MAY BE ELIGIBLE TO REDUCE YOUR SALES CHARGE ON THE PURCHASE OF CLASS A SHARES
 Letter of Intent--Please complete this section if opening a Letter of Intent Although I am not obligated to do so, I intend to purchase shares of
 Hilliard Lyons Growth Fund, Inc. over the 13-month period following the effective date of this application in amounts (not less than 5% of the total intended amount for the initial purchase) which will equal or exceed:
 [_] $50,000[_] $100,000[_] $250,000[_] $500,000[_] $1,000,000
 I remit herewith payment for $  of such Shares. Each purchase will be made at the then reduced Offering Price applicable to the amount checked above, as described in the Prospectus. By completing this section of the application and signing it below, I agree to the terms and conditions of the Letter of Intent as described in the Prospectus and I irrevocably constitute and appoint State Street Bank and Trust Company my attorney, with full power of substitution, to surrender for redemption any or all shares of the Fund held in escrow to make up any deficiency in the sales charge if my total purchases over the 13-month period are less than the total intended amount. Cumulative Quantity Discount
 See "Purchase of Shares" in Prospectus
 Cumulative quantity discounts are applicable if a stockholder's current holdings of existing shares total the requisite amount for receiving a discount as described in the Prospectus. Below are listed all the accounts (account name and number) which should be aggregated for a cumulative quantity discount.
 Name ___________________   Name ___________________   Name ___________________
 Acct. No. ______________   Acct. No. ______________   Acct. No. ______________
 Combined Purchase Privilege
 List the names of the individuals, plans or trustees who are also opening
 Fund accounts at this time with whom you are entitled to combine your purchase as provided in the Prospectus under "Purchase of Shares".
 Name _______________________________
 Name _______________________________
5.YOU MAY WISH TO AVAIL YOURSELF OF OTHER STOCKHOLDER OPTIONS
 Systematic Withdrawal Plan
 This service is available only for accounts with a minimum net asset value of $10,000 or more. You may receive payments of $100 or more.
 [_] I wish to activate the automatic cash withdrawal service.
 I would like a check for $  mailed on the following basis:
 [_] monthly[_] quarterly
 Withdrawals will be taken on the last business day of the month or calendar quarter.
 Automatic Investment Plan
 You may make regular monthly or quarterly investments of $100 or more in your Fund account with automatic transfers from your bank account subject to your bank's approval.
 Please contact your Investment Broker or call (800) 444-1854, extension 145, to receive a Plan Authorization Form.
6.PLEASE SIGN YOUR NAME AND CERTIFY YOUR TAXPAYER IDENTIFICATION NUMBER
 I (we) have full right, power, and legal capacity and am (are) of legal age in my (our) state of residence to purchase shares of the Fund. I (we) affirm that I (we) have received and read the current Prospectus of the Fund and agree to its terms.
 I (we) certify, under penalty of perjury, that (1) I (we) am (are) not subject to backup withholding for underreporting interest or dividends
 (strike out this clause (1) if the Internal Revenue Service has notified you that you are subject to backup withholding) and (2) that my (our) correct Social Security (taxpayer identification) number is as indicated on this application. Sign below exactly as the account is to be registered (corporations, etc., indicate titles):

 Authorized Signature(s)
                  -------------   -------------   -------------   -------------
                  Owner,
                  Trustee,        Joint owner,    Other           Date
                  etc.            Trustee,
                                  etc.

7.FOR USE BY AUTHORIZED DEALERS ONLY
 Firm ________________________________
 Home Office Address _________________
 City, State, Zip ____________________    Branch Office Address _______________
 _____________________________________    City, State, Zip ____________________
 Rep's Name __________________________    _____________________________________
 Rep's Number ________________________    Telephone ___________________________
 (if known)

                              FOR MORE INFORMATION

  Call your broker or (800) 444-1854 from 8:30 a.m. to 5:00 p.m. central time, Monday through Friday.

                        Hilliard Lyons Growth Fund, Inc.
                             Hilliard Lyons Center
                              Louisville, KY 40202

                               Investment Advisor

                       Hilliard-Lyons Investment Advisors
                             Hilliard Lyons Center
                           Louisville, KY 40202-2517

                                  Distributor

                          Provident Distributors, Inc.
                          Four Falls Corporate Center
                                   6th Floor
                     West Conshohocken, Pennsylvania 19428

                          Custodian and Transfer Agent

                       State Street Bank & Trust Company
                            225 West Franklin Street
                                 P.O. Box 1912
                          Boston, Massachusetts 02266

                                 Legal Counsel

                          Brown, Todd & Heyburn, PLLC
                             400 West Market Street
                           Louisville, Kentucky 40202

                              Independent Auditors

                               Ernst & Young, LLP
                             400 West Market Street
                           Louisville, Kentucky 40202

                             [HILLIARD LYONS LOGO]
                                HILLIARD LYONS
                                  GROWTH FUND
                                  Prospectus

                                  May 1, 1999

A Statement of Additional Information, which contains more details about the Fund, is incorporated by reference in its entirety into this Prospectus.

You will find additional information about the Fund in its annual report, which explains the market conditions and investment strategies affecting the Fund's recent performance.

You can ask questions or obtain a free copy of the Fund's reports or its Statement of Additional Information by calling (800) 444-1854 from 8:30 a.m. to 5:00 p.m., central time, Monday through Friday.

Information about the Fund, including its reports and statement of additional information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC Public Reference Room in Washington, DC or online at the SEC's website (http://www.sec.gov). For more information, please call the SEC at (800) SEC-0330. You can also request these materials by writing the Public Reference Section of the SEC, Washington, DC 20549-6009, and paying a duplication fee.

                          Hilliard Lyons Growth Fund

                     Investment Company Act File #811-6423

                                     PART B


                        HILLIARD LYONS GROWTH FUND, INC.

                             Hilliard Lyons Center
                        Louisville, Kentucky 40202-2517
                            Telephone (502) 588-8400

                           __________________________

                      STATEMENT OF ADDITIONAL INFORMATION

                               Dated May 1, 1999


     Hilliard Lyons Growth Fund, Inc. is an open-end, non-diversified management investment company. The primary investment objective of the Fund is long-term growth of capital. Current income is a secondary consideration. The Fund seeks to achieve its objective by investing primarily in common stock of companies that the Fund's investment adviser, Hilliard Lyons Investment Advisors (the "Adviser"), a division of J.J.B. Hilliard, W.L. Lyons, Inc. ("Hilliard Lyons"), believes have superior potential for capital appreciation.

     This Statement of Additional Information is not a prospectus. It contains information in addition to that set forth in the prospectus for the Fund dated May 1, 1999 and is to be read in conjunction with such prospectus (the "Prospectus"). Some of the information required in this Statement of Additional Information has been included in the Prospectus. A copy of the Prospectus may be obtained from the Fund at Hilliard Lyons Center, Louisville, Kentucky 40202-2517.

                               TABLE OF CONTENTS
                               -----------------

                                                  PAGE
                                                  ----

General Information.................................   3

Investment Objective and Policies...................   3

Management..........................................  12

Distribution Arrangements...........................  16

Portfolio Transactions and Brokerage................  19

Expenses of the Fund................................  20

Dividends, Distributions and Taxes..................  21

Net Asset Value.....................................  23

Calculation of Investment Performance...............  24

Transfer Agent and Custodian........................  25

Counsel.............................................  26

Independent Auditors................................  26

Other Information...................................  26

Appendix A.......................................... A-1

Financial Statement................................. F-1

                              GENERAL INFORMATION
                              -------------------

     Hilliard Lyons Growth Fund, Inc. (the "Fund") is an open-end, non-diversified management investment company. The primary investment objective of the Fund is long-term growth of capital. Current income is a secondary consideration. The Fund seeks to achieve its objective by investing primarily in common stock of companies believed to have superior potential for capital appreciation. As a non-diversified fund, the Fund's portfolio may be more concentrated than the portfolio of a diversified fund. Because of this, the Fund may experience greater volatility in investment performance. See "The Fund and Its Investment Objective and Policies."

     The Fund offers two classes of shares of a single investment portfolio to provide investors with different purchase options. These are shares of Class A Common Stock, $.001 par value per share ("Class A Shares"), and shares of Class B Common Stock, $.001 par value per share ("Class B Shares"), which are described in this prospectus. The Class A Shares may be purchased at the current net asset value plus a sales charge of 4.75% of the amount invested (4.99% of the net amount invested). Sales charges are reduced for purchases of $50,000 or more. The minimum initial investment is $1,000 and the minimum investment for subsequent purchases is $100. Class A Shares may be redeemed without charge at their net asset value. The Class B Shares may be purchased at the current net asset value, subject to a Rule 12b-1 distribution fee and a contingent deferred sales charge that declines from 4.75% to 0% on certain redemptions made within six years of purchase. Class B Shares automatically convert into Class A Shares (which have lower ongoing expenses) seven years after purchase.

                       INVESTMENT OBJECTIVE AND POLICIES
                       ---------------------------------

     The Fund's investment objective is long-term growth of capital. Current income, which will be derived from dividends and interest on portfolio securities, is a secondary consideration. The investment objective is fundamental and may not be changed without a vote of a majority of the Fund's outstanding shares. The achievement of its objective depends upon the Adviser's analytical and portfolio management skills. There is, however, no assurance that the Fund will achieve its investment objective.

     The Fund seeks to meet its investment objective by investing in securities that are considered by the Adviser to have long-term capital appreciation possibilities. While it is anticipated that most of the time the major portion of the Fund's portfolio will be invested in common stocks, the Fund may also invest in convertible debt obligations and convertible preferred stock. Under normal circumstances, at least 65% of the Fund's total assets will be invested in such securities. Emphasis is placed on common stocks the Adviser believes are priced low in relation to the underlying value of the enterprise or to its anticipated growth rate. Investment analysis will focus on fundamental factors such as balance sheet strength and earnings generation ability. Quality and integrity of management, competitive advantage in the marketplace and consistently high returns on invested capital are particularly stressed. A guiding principle is the consideration of common stocks as units of ownership of a business, and the purchase of them when the price appears low in relation to the underlying value of the enterprise or to its anticipated growth rate.

     The Fund primarily invests in securities of companies having a market capitalization in excess of $500 million but may invest up to 30% of its total assets in smaller companies that fit its investment criteria. The Fund will not, however, invest more than 5% of its total assets in companies, including predecessors, which have operated less than three years. Smaller companies may offer greater potential for capital appreciation than larger companies due to new products or technologies, new distribution methods or similar characteristics that may result in sales and earnings growth rates in excess of those of larger companies. In addition, because they are less actively followed by stock analysts and less information is available on which to base stock price evaluations, the market may overlook favorable trends in particular smaller companies, and then adjust its valuation more quickly once investor interest is gained. On the other hand, higher market risks are often associated with smaller companies. They may have limited product lines, markets, market share and financial resources, or they may be dependent on a small or inexperienced management team. In addition, their stocks may trade less frequently and in more limited volume and be subject to greater and more abrupt price swings than stocks of larger companies.

Short-Term Investments
----------------------

     For cash management purposes, to meet Fund expenses and to permit the Fund to take advantage of investment opportunities, the Fund may, at any time, hold a portion of its assets

(not to exceed 35% under normal circumstances) in cash and short-term investments, primarily obligations of the U.S. government, its agencies or instrumentalities or repurchase agreements collateralized by such obligations. In addition, when the Adviser believes that market conditions warrant it, the Fund has adopted a policy whereby it may take a temporary defensive posture and may hold part or all of its assets in cash or fixed income securities that will generally have less than a year to maturity and will be limited to: (1) obligations of the U.S. government, its agencies and instrumentalities; (2) high quality commercial paper; and (3) corporate notes, bonds and debentures rated at least AA by Standard & Poor's Corporation ("Standard & Poor's") or Aa by Moody's Investors Service ("Moody's") (See Appendix A - "Description of Securities Ratings"). For temporary defensive purposes, the Fund may also invest in nonconvertible preferred stocks considered by the Adviser to be high grade. To the extent that it holds cash or invests in fixed income securities, the Fund will not achieve its investment objective of long-term growth of capital.

Convertible Securities
----------------------

     The Fund may invest in investment grade convertible securities having a rating of or equivalent to Standard & Poor's BBB or higher, or if unrated, judged by the Adviser to be of comparable quality. These may include corporate notes or preferred stock, but are ordinarily long-term debt obligations convertible at a stated exchange rate into common stock of the issuer. All convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time. They also entitle the holder to receive interest or dividends until the holder elects to exercise the conversion privilege.

     As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security approaches or exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock.

     The provisions of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holders' claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common stockholders. In the case of convertible preferred stock, the holders' claims on assets and earnings are subordinated to the claims of all creditors and are senior to the claims of common stockholders.

     Securities rated less than "A" by Standard & Poor's may have speculative characteristics. The Fund will not invest more than 5% of its total assets in such securities. The issuers of debt obligations having speculative characteristics may experience difficulty in paying principal and interest when due in the event of a downturn in the economy or unanticipated corporate developments. The market prices of such securities may become increasingly volatile in periods of economic uncertainty. Moreover, adverse publicity or the perceptions of investors over which the Adviser has no control, whether or not based on fundamental analysis, may decrease the market price and liquidity of such investments. Although the Adviser may attempt to avoid exposing the Fund to such risks, there is no assurance that it will be successful or that a liquid secondary market will be available for the disposition of such securities.

     Since its inception, the Fund has not invested in convertible securities and the Fund does not currently intend to invest in such securities during 1998.

Foreign Investments
-------------------

     It is expected that no more than 10% of total assets will be invested in securities of foreign corporations. However, the Fund has the right to invest up to 15% of its total assets at the time of purchase and after giving effect thereto in common stocks and convertible securities of foreign corporations. The Fund may invest in issuers in Canada, Western Europe and the Pacific Basin. No more than 25% of the Fund's total foreign investments will be invested in securities of issuers in developing countries as a whole. The Fund may purchase foreign securities that are listed on a principal foreign securities exchange or are traded in an over-the-counter market or may invest in securities of foreign issuers in the form of sponsored American Depositary Receipts. Generally, these are receipts issued by a bank or trust company that evidence ownership of underlying securities issued by a foreign corporation and that are designed for use in the domestic securities market. In addition, subject to the restrictions described below under "Investment Restrictions", the Fund may invest in the common stocks of closed-end investment companies that (i) invest primarily in foreign equity securities and (ii) are traded in United States or foreign markets. Securities of such closed-end investment companies will be treated as foreign securities for purposes of the 15% limitation described above.

     Investments in foreign securities offer potential benefits not available from investments solely in securities of domestic issuers. Such benefits include the opportunity to invest in foreign issuers that appear to offer greater potential for long-term capital appreciation than investments in domestic securities, and to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that may not move in a manner parallel to U.S. markets.

     Investment in foreign securities may involve risks which differ from investments in securities of U.S. issuers, including political and economic instability in certain countries, the imposition of exchange controls or other government restrictions, difficulties in enforcing judgments, higher brokerage commissions and transaction costs, the lack of public information about issuers, and differing accounting and financial reporting standards. Since investment in foreign securities involves foreign currencies, the value of the Fund's assets as measured in United States dollars may be affected by changes in currency rates and in exchange control regulations, including currency blockage. The Fund will not enter into forward commitments for the purchase or sale of foreign currencies in connection with the settlement of foreign securities transactions or to hedge the underlying currency exposure related to foreign investments.

     There may be limited publicly available information with respect to foreign issuers and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to United States companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than exists in the United States. Foreign securities markets may have substantially less volume than domestic securities exchanges and securities of some foreign companies are less liquid and more volatile than securities of comparable domestic companies. Brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States. Dividends paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on such investments as compared to dividends and interest paid to the Fund by domestic companies.

     Since its inception, the Fund has not invested in securities of foreign corporations and the Fund does not currently intend to invest in such securities during 1998.

When-Issued and Delayed Delivery Securities
-------------------------------------------

     The Fund may purchase securities on a when-issued or delayed delivery basis. Delivery of and payment for these securities may occur a month or more after the date of the transaction. The purchase price and the interest rate payable, if any, are fixed on the purchase commitment date or at the time the settlement date is fixed. The securities so purchased are subject to market fluctuation and no income accrues to the Fund until settlement takes place. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it must record the transaction and reflect the value of such securities each day in determining its net asset value. At the time it is received, a when-issued security may be valued at less than its purchase price. The Fund must make commitments for such when-issued transactions only when it intends to acquire the securities. To facilitate such purchases, the Fund must maintain with the custodian a segregated account of liquid assets in the name of the Fund, consisting of cash, United States government securities or other appropriate high grade debt obligations in an amount at least equal to such commitments. On delivery dates for such transactions, the Fund must meet its obligations from maturities or sales of the securities held in the segregated account or from cash on hand. It is the intention of the Fund not to enter into when-issued commitments exceeding in the aggregate 15% of the market value of the Fund's total assets less liabilities other than the obligations created by when-issued commitments.

     Since its inception, the Fund has not invested in securities on a when-issued or delayed basis and the Fund does not currently intend to invest in such securities during 1999.

Corporate Reorganizations
-------------------------

     The Fund may invest up to 10% of its total assets in securities for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation or reorganization proposal has been announced if, in the judgment of the Adviser, there is a reasonable prospect of capital appreciation significantly greater than the brokerage and other transaction expenses involved.

     In general, securities which are the subject of such an offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or may also sell at a discount to what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated. Such investments may be advantageous when the discount significantly overstates the risk of the contingencies involved or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of such contingencies requires unusually broad knowledge and experience on the part of the Adviser which must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction but also the financial resources and business motivation of the offeror and the market dynamics and business climate when the offer or proposal is in process. In making these investments, the Fund may not violate any of its investment restrictions (see "Investment Restrictions") including the requirement that (a) as to 50% of its total assets, it will not invest more than 5% of its total assets in the securities of any one issuer other than obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities and (b) it will not invest more than 25% of its total assets in any one industry. Since such investments are ordinarily short-term in nature, they will tend to increase the turnover ratio of the Fund thereby increasing its brokerage and other transaction expenses. If the Adviser selects investments of the type described, in its view, they will have a reasonable prospect of capital appreciation which is significant in relation to both risk involved and the potential of available alternate investments.

     Since its inception, the Fund has not invested in securities for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation or reorganization proposal has been announced and the Fund does not currently intend to invest in such securities during 1999.

Restricted Securities
---------------------

     The Fund may invest in securities acquired in a privately negotiated transaction from the issuer or a holder of the issuer's securities and which may not be distributed publicly without registration under the Securities Act of 1933 (the "1933 Act") or the availability of an appropriate exemption from registration. Such restricted securities may not thereafter ordinarily be sold by the Fund except in another private placement, to "qualified institutional buyers" under Rule 144A under the 1933 Act or under an effective registration statement filed pursuant to the 1933 Act.

     The purchase price and subsequent valuation of restricted securities normally reflect the discount from the price at which such securities trade when they are not restricted, since the restriction makes them less liquid. The amount of the discount from the prevailing market price will vary, depending upon the type of security, the character of the issuer, the provisions for registration, if any, and prevailing supply and demand.

     The Fund may not invest in any restricted securities which will cause the then aggregate value of all of such restricted securities and all other illiquid investments (including repurchase agreements maturing in more than seven days and securities not readily marketable) to exceed 5% of the Fund's net assets at the time of such investment and after giving effect thereto. Restricted securities are valued at their fair value in such manner as the Board of Directors in good faith deems appropriate.

     Since its inception, the Fund has not invested in restricted securities and the Fund does not currently intend to invest in such securities during 1999.

Investments in Small, Unseasoned Companies
------------------------------------------

     The Fund may invest up to 5% of its total assets in companies (including predecessors) which have operated less than three years. The securities of small, unseasoned companies may have a limited trading market, which may adversely affect their disposition and can result in their being priced lower than might otherwise be the case. If other investment companies and investors who invest in such issuers trade the same securities when the Fund attempts to dispose of its holdings, the Fund may receive lower prices than might otherwise be obtained.

     Since its inception, the Fund has not invested in securities of companies which have operated less than three years and the Fund does not currently intend to invest in such securities during 1999.

Repurchase Agreements
---------------------

     From time to time, the Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Bank of New York and member banks of the Federal Reserve System which furnish collateral at least equal in value or market price to the amount of their repurchase obligation. Under the terms of a typical repurchase agreement, the Fund acquires an underlying debt obligation for a relatively short period (usually not more than seven days) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the underlying securities is monitored on an ongoing basis by the Adviser to ensure that the value is at least equal at all times to the total amount of the repurchase obligation, including interest. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the underlying securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or a part of the income from the agreement. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Fund may be delayed or limited.

     The Fund only enters into repurchase agreements involving U.S. government obligations, or obligations of its agencies or instrumentalities, usually for a period of seven days or less. The term of each of the Fund's repurchase agreements is always less than one year and the Fund does not enter into repurchase agreements of a duration of more than seven days if, taken together with all other illiquid securities in the Fund's portfolio, more than 5% of its net assets would be so invested.

Portfolio Turnover
------------------

     The Fund does not seek to realize profits by participating in short-term market movements and intends to purchase securities for long-term capital appreciation. While the rate of portfolio turnover is not a limiting factor when the Adviser deems changes appropriate, it is anticipated, given the Fund's investment objective, that its annual portfolio turnover should not exceed 75%. Portfolio turnover is calculated by dividing the lesser of the Fund's purchases or sales of portfolio securities during the period in question by the monthly average of the value of the Fund's portfolio securities during that period. Excluded from consideration in the calculation are all securities with maturities of one year or less when purchased by the Fund.

     The portfolio turnover rate of the Fund decreased from 22.2% for the year ending December 31, 1997 to 18.2% for the year ending December 31, 1998.

Fundamental Policies
--------------------

     The Fund has adopted the following fundamental policies for the protection of stockholders that may not be changed without the approval of a majority of the Fund's outstanding shares, defined in the Investment Company Act of 1940 (the "1940 Act") as the lesser of (i) 67% of the Fund's shares present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (ii) more than 50% of the Fund's outstanding shares. Under these policies, the Fund may not:

     (1) Invest more than 25% of the value of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry. This limitation does not apply to investments or obligations of the U.S. Government or any of its agencies or instrumentalities.

     (2) Borrow money, except that the Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities, in an amount not to exceed 10% of the value of the Fund's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing is made. Whenever the Fund's borrowings exceed 5% of the value of its total assets, the Fund will not make any additional investments.

     (3) Purchase securities on margin, but it may obtain such short-term credits from banks as may be necessary for the clearance of purchases and sales of securities.

     (4) Pledge, hypothecate, mortgage, or otherwise encumber its assets except to the extent necessary to secure borrowings permitted by restriction (2) above and in connection with the deposit of assets when purchasing securities on a when-issued or forward commitment basis.

     (5) Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the 1933 Act, in disposing of a portfolio security.

     (6) Make short sales of securities, except "short sales against-the-box".

     (7) Make loans, except through (i) repurchase agreements and (ii) in connection with purchasing debt securities, consistent with applicable regulatory requirements and as set forth in the Prospectus.

     (8) Purchase the shares of any open-end investment company other than as part of a merger, consolidation or acquisition of assets. The Fund may not purchase shares of any closed-end investment company in an amount exceeding 3% of such company's total outstanding voting stock or 5% of the Fund's total assets or, together with all other closed-end investment company shares held by the Fund, 10% of the Fund's total assets. In addition, the Fund may not purchase shares of a closed-end investment company if immediately after such purchase the Fund and all other investment companies having the same investment adviser own more than 10% of the total outstanding voting securities of such closed-end company. Shares of closed-end investment companies may be purchased only in the open market in transactions involving customary brokers' commissions.

     (9) Invest more than 10% of its average net assets at time of purchase in illiquid investments, including (a) repurchase agreements having a duration of more than seven days, (b) securities lacking a readily available market, and (c) restricted securities. For purposes of this investment restriction, securities lacking readily available markets include securities of foreign issuers not listed on a recognized foreign or United States stock exchange. "Restricted securities" means securities acquired under circumstances in which the Fund might not be free to sell such securities without their registration under the 1933 Act or the availability of an appropriate exemption from registration.

     (10) Purchase or sell real property (including limited partnership interests, but excluding readily marketable interests in real estate investment trusts or readily marketable securities of companies which invest in real estate). Nothing in this restriction shall prohibit the Fund from owning real estate used principally for its own office space.

     (11) Invest in oil, gas or other mineral exploration or development programs or leases, except that the Fund may invest in the securities of companies that invest in or sponsor these programs.

     (12) Purchase or sell commodities or commodity futures contracts.

     (13) Write or sell puts, calls, straddles, spreads or combinations thereof.

     (14) Purchase any security if, as a result, the Fund would then have more than 5% of its total assets invested in securities of companies (including predecessors) that have been in continuous operation for fewer than three years.

     (15) Purchase warrants if, thereafter, more than 5% of the value of the Fund's net assets would consist of warrants or more than 2% of the value of the Fund's net assets would consist of warrants which are not listed on the New York or American Stock Exchange, but warrants attached to other securities acquired in units by the Fund are not subject to this restriction.

     (16) Invest in companies for the purpose of exercising control, except transactions involving investment companies for the purpose of effecting mergers or other corporate reorganizations between the Fund and such other investment companies.

     (17) Issue any senior securities.

     In addition to the investment restrictions mentioned above, the directors of the Fund have voluntarily adopted the following policies and restrictions which are observed in the conduct of its affairs. These represent intentions of the directors based upon current circumstances. They differ from fundamental investment policies in that they may be changed or amended by action of the directors without prior notice to or approval of stockholders. Accordingly, the Fund may not:

     (1) Purchase or retain the securities of any issuer if, to the knowledge of the Fund, the officers or directors of the Fund or its investment adviser individually owning beneficially more than one-half of one percent of the securities of such issuer, together own beneficially more than 5% of such securities; and

     (2) Purchase the securities of any issuer if, immediately after such purchase, the Fund would own more than 10% of the outstanding voting securities of such issuer.

     If any percentage limitation is adhered to at the time of an investment, a later increase or decrease in the percentage resulting from a change in the value of portfolio securities or in the amount of the Fund's assets will not constitute a violation of such restriction.

                                  MANAGEMENT
                                  ----------

Directors and Officers
----------------------

     The following table sets forth information concerning the directors and officers of the Fund, including their addresses and principal business experience for the past five years.

                                                                      Principal
                                                                      ---------
                                   Position with                  Occupation During
                                   -------------                  -----------------
Name and Address                     the Fund                      Last Five Years
----------------                     --------                      ---------------
William A. Blodgett, Jr.             Director             Vice President, Deputy General
Brown-Forman Corporation                                  Counsel of Brown-Forman Corporation
850 Dixie Highway                                         since October 1994; Partner, Law Firm
Louisville, KY 40210                                      of Woodward, Hobson & Fulton prior
                                                          thereto

John C. Owens                        Director             Private Investor formerly Managing
116 Chinoe Road                                           Partner of Owens & Company, Certified
Lexington, KY 40502                                       Public Accountants, Lexington, KY.

Stewart E. Conner                    Director             Managing Partner, Law Firm of
Wyatt Tarrant & Combs                                     Wyatt Tarrant & Combs,
2800 Citizens Plaza                                       Louisville, KY.
Louisville, KY 40202

Donald F. Kohler(1)(2)               Chairman of the Board           Investment Consultant; Executive Vice
Hilliard Lyons Center                                                President of Hilliard Lyons from 1986
Louisville, KY 40202                                                 to 1996 and Director of Hilliard
                                                                     Lyons from 1981 to 1996

Samuel C. Harvey                     President                       Executive Vice President and Director
Hilliard Lyons Center                                                of Hilliard Lyons since January 1993;
Louisville, KY 40202                                                 Senior Vice President prior thereto

Joseph C. Curry, Jr.(2)              Secretary and Treasurer         Senior Vice President of Hilliard
Hilliard Lyons Center                                                Lyons since July 1994 and Vice
Louisville, KY 40202                                                 President prior thereto

Thomas A. Corea                      Vice President                  Vice President of Hilliard Lyons
Hilliard Lyons Center                                                since December 1991
Louisville, KY 40202

Dianna P. Wengler                    Assistant Secretary             Vice President of Hilliard Lyons
Hilliard Lyons Center                                                since 1990
Louisville, KY 40202

______________________

     (1) Directors deemed to be "interested persons" of the Fund for purposes of the Investment Company Act of 1940 by virtue of an affiliation with the Fund's investment adviser and/or Hilliard Lyons.

     (2) Directors of Hilliard-Lyons Government Fund, Inc., an open-end money market mutual fund, the investment adviser of which is Hilliard Lyons.

Compensation of Directors
-------------------------

     The Fund pays each of its directors who is not affiliated with the Advisor or Hilliard Lyons annual compensation of $5,000 and a fee of $750 for each Board or Committee meeting attended, in addition to certain out-of-pocket expenses. Directors of the Fund who were not affiliated persons of the Fund as a group received aggregate compensation of $28,731 from the Fund during its fiscal year ended December 31, 1998. The following table sets forth information concerning compensation received by directors of the Fund during the year ending December 31, 1998. At March 8, 1999, the officers and directors of the Fund as a group owned beneficially 49,793 shares of the Fund (1.6% of the shares outstanding).

                                                     Pension or
                                                     Retirement                                  Total
                                Aggregate         Benefits Accrued    Estimated Annual     Compensation from
Name of Person,                Compensation       as part of Fund      Benefits upon         Fund Paid to
Position                        From Fund             Expenses           Retirement            Directors
--------                       ------------       ----------------    ----------------     -----------------
Donald F. Kohler,
Director                          $     0                0                   0                  $     0
Gilbert L. Pamplin,               $     0                0                   0                  $     0
Director
William A. Blodgett, Jr.,         $10,000                0                   0                  $10,000
Director
John C. Owens,                    $10,000                0                   0                  $10,000
Director
Dillman A. Rash, Director         $ 3,424                0                   0                  $ 3,424
Stewart F. Conner                 $ 5,307                0                   0                  $ 5,307
Director

     At March 8, 1999, J.J.B. Hilliard, W.L. Lyons, Inc. Employees Profit Sharing Plan Fund D owned beneficially and of record 16.7% of the outstanding shares of the Fund.

Investment Adviser
------------------

     As stated in the Prospectus, Hilliard Lyons Investment Advisors (the "Adviser"), a division of Hilliard Lyons, acts as the Fund's investment adviser and performs certain administrative services for the Fund. See "INVESTMENT ADVISORY SERVICES" in the Prospectus for a description of the Adviser's duties as investment adviser.

     The Adviser is located at Hilliard Lyons Center, Louisville, Kentucky 40202. Hilliard Lyons and its affiliate, Hilliard Lyons Trust Company, a Kentucky chartered trust company, are wholly-owned subsidiaries of Hilliard-Lyons, Inc., a Kentucky corporation. Together with predecessor firms, Hilliard Lyons has been in the investment banking business since 1854. It is a registered investment adviser and a registered broker-dealer and member firm of the New York Stock Exchange, Inc. Hilliard Lyons also serves as investment adviser to the Hilliard-Lyons

Government Fund, Inc., an open-end money market fund with assets as of December 31, 1998 of approximately $1,046,000,000. As of December 31, 1998, the Adviser and its affiliates managed individual, corporate, fiduciary and institutional accounts with assets aggregating approximately $4,611,000,000.

     The Adviser's administrative obligations pursuant to the Advisory Agreement with the Fund include, subject to the general supervision of the Board of Directors of the Fund (a) providing supervision of all aspects of the Fund's non-investment operations (the parties giving due recognition to the fact that certain of such operations are performed by others pursuant to agreements with the Fund), (b) providing the Fund with personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of the Fund, (c) arranging for the preparation, at the Fund's expense, of its tax returns, reports to stockholders, periodic updating of the Prospectus and Statement of Additional Information and reports filed with the SEC and other regulatory authorities, (d) providing the Fund with adequate office space and certain related office equipment and services, and (e) maintaining all of the Fund's records, other than those maintained by others pursuant to agreements with the Fund.

     As compensation for its services and related expenses, the Fund has agreed to pay the Adviser a fee, accrued daily and payable quarterly, equal to 0.80% per annum of the Fund's average daily net assets. This fee is higher than the investment advisory fee paid by most investment companies. For the year ending December 31, 1998, the Adviser voluntarily agreed to reduce the fees payable to it under the Advisory Agreement and, if necessary, reimburse the Company on a quarterly basis, by the amount by which the Fund's total annual operating expenses attributable to Class A Shares for such year exceed 1.30% of average net assets attributable to the Class A Shares and by which the Fund's total annual operating expenses attributable to the Class B Shares for such year exceed 2.05% of the average daily net assets attributable to the Class B Shares. The Adviser also agreed to limit fees payable to it under the Advisory Agreement during previous years. In addition, the Adviser has obligated itself to reduce its advisory fees (to the extent of such fees) by the amount the Fund's expenses exceed the expense limitations, if any, imposed by state securities administrators in states where shares of the Fund are registered. For the year ending December 31, 1998, the advisory fees totaled $657,866, of which $46,803 was waived. For the year ending December 31, 1997, the advisory fees totaled $365,543, of which $40,862 was waived. For the year ending December 31, 1996, the advisory fees totaled $255,228, of which $19,678 was waived.

     The Advisory Agreement does not prohibit the Adviser or any of its affiliates from providing similar services to other investment companies and other clients (whether or not their investment objectives and policies are similar to those of the Fund) or from engaging in other activities. When other clients of the Adviser desire to purchase or sell a security at the same time such security is purchased or sold for the Fund, such purchases and sales will, to the extent feasible, be allocated among the Fund and such clients in a manner believed by the Adviser to be equitable to such clients and the Fund. However, it cannot be expected that all of the Adviser's clients, including the Fund, will receive equal treatment at all times.

     The Advisory Agreement was approved by the directors of the Fund and by a majority of the directors who are not parties to the Investment Advisory Agreement or "interested persons" (as such term is defined in the 1940 Act) of any party thereto, on September 30, 1991 and became effective on January 2, 1992. It will continue in effect until March 31, 2000 and from year to year thereafter provided such continuance is specifically approved at least annually (a) by the vote of a majority of the outstanding shares of the Fund (as defined under "Investment Restrictions") or by a majority of the directors of the Fund, and (b) by the vote of a majority of the directors of the Fund who are not parties to the Advisory Agreement or "interested persons" (as such term is defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically if assigned (as defined in the 1940 Act) and is terminable at any time without penalty by the directors of the Fund or by vote of a majority of the outstanding shares of the Fund on 60 days written notice to the Adviser and by the Adviser on 60 days written notice to the Fund.

     The Fund's name is derived from the name "J.J.B. Hilliard, W.L. Lyons, Inc." and therefore is the property of Hilliard Lyons. The Fund has agreed by the terms of the Advisory Agreement that any name derived from the name "J.J.B. Hilliard, W.L. Lyons, Inc." may freely be used by the Adviser for other investment companies, entities, products or services. The Fund has further agreed that upon termination of the Advisory Agreement the Fund will, unless the Adviser otherwise consents in writing, promptly take all steps necessary to change its name to one which is not derived from "J.J.B. Hilliard, W.L. Lyons, Inc."

                           DISTRIBUTION ARRANGEMENTS
                           -------------------------

Distributor
-----------

     The Fund entered into a Distribution Agreement dated as of December 1, 1998 (the "Distribution Agreement") with Provident Distributors, Inc. (the "Distributor"). The terms of the Distribution Agreement were approved on November 23, 1998, by vote of the Board of Directors of the Fund, including a majority of the directors of the Fund who are not "interested persons" (as such term is defined in the Investment Company Act of 1940) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. Pursuant to the terms of the Distribution Agreement, the Distributor serves as the principal underwriter and distributor of the Fund's shares. Pursuant to an agreement with the Distributor, Hilliard-Lyons has agreed to pay the Distributor a fee of $1,000 per month for services it renders to the Fund. There is no fee payable by the Fund pursuant to the Distribution Agreement. The agreement also provides that Hilliard-Lyons bears the cost of all sales and promotional expenses, including the expenses of printing all sales literature and prospectuses, other than those utilized for regulatory purposes and those furnished from time to time to existing shareholders of the Fund. The continuance of the Distribution Agreement must be approved by a majority of the Fund's Board of Directors including a majority of the directors, who are not "interested persons". The Agreement will terminate automatically if assigned by either party thereto and is terminable upon 60 days written notice by the Fund and/or the Distributor. During the fiscal years ended December 31, 1998 and 1997, the aggregate amounts of the Fund's sales charges were $1,534,213 and $250,204, respectively.

     The Glass-Steagall Act and other applicable laws prohibit banks from engaging in the business of underwriting, selling or distributing securities. Although the scope of this prohibition under the Glass-Steagall Act has not been clearly defined by the courts or regulatory agencies, the Distributor believes that the Glass-Steagall Act should not preclude a bank from performing stockholder servicing and administrative functions. The Distributor may engage banks to perform such functions. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either federal or state statutes or regulations relating to the permissible activities of banks and their affiliates, could prevent a bank from servicing accounts of stockholders of the

Fund. In that case, its stockholder clients, if any, would be permitted to remain stockholders of the Fund, and alternative means for continuing the servicing of such stockholders would be sought. It is not expected that stockholders would suffer any adverse financial consequences as a result of any of these occurrences. In addition, state securities laws may differ from federal law and may require banks and financial institutions to register as dealers.

     After the Prospectus, Statement of Additional Information and annual and interim reports of the Fund have been prepared and set in type, Hilliard Lyons pays for the printing and distribution of copies thereof used in connection with the offering of shares of the Fund to prospective investors. Hilliard Lyons also pays for the cost of preparing, printing and distributing any other literature used by it or furnished by it for use by authorized dealers in connection with the offering of shares of the Fund for sale to the public and any expenses of advertising.

Distribution Plan

     The Fund has adopted a plan of distribution (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor quarterly at the annualized rate of up to 0.25% of the Fund's average daily net assets attributable to Class A Shares for distribution expenses actually incurred on Class A Shares. For Class B Shares, the Fund reimburses the Distributor quarterly at the annualized rate of up to 1.00% of the Fund's average daily net assets attributable to Class B Shares for distribution expenses actually incurred. The amount of reimbursement is computed on an interim basis within 30 days of the end of each quarter and is paid promptly after such computation. The aggregate amount of such quarterly reimbursements are subject to adjustment within 60 days after the end of the year so that the Distributor is reimbursed for distribution expenses incurred by it during the year up to a maximum of 0.25% and 1.00% of the average daily net assets of the Fund attributable to Class A Shares and Class B Shares, respectively. Any amount of excess distribution expenses incurred by the Distributor in any quarter for which the Distributor is not reimbursed can be carried forward from one quarter to the next but no expenses may be carried over from year to year. The Distributor can only be reimbursed for expenses incurred primarily in connection with the sale of shares of the Fund.

     As required by Rule 12b-1, the Plan was approved on September 30, 1991 by the Board of Directors of the Fund, including a majority of the directors who are not "interested persons" of the Fund (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or the Distribution Agreement (the "Independent Directors"), and on October 30, 1991 by the Fund's then sole stockholder, Hilliard Lyons. In unanimously approving the Plan, the Fund's Board of Directors determined, in the exercise of their business judgment and in light of their fiduciary duties, that there was a reasonable likelihood that the Plan would benefit the Fund and its stockholders. Continuance of the Plan is subject to annual approval by a majority of the Fund's directors and a majority of the Independent Directors. The Plan may be terminated at any time by vote of the Independent Directors or by vote of a majority of the outstanding shares of the Fund (as defined in the 1940 Act).

     Under the Plan, the expenses for which the Distributor may be reimbursed include, but are not limited to: (i) payments to investment brokers of the Distributor and to authorized dealers for distribution of shares of the Fund, for promotion of the maintenance of holdings by established stockholders and for stockholder servicing; (ii) payments to financial institutions (including banks) and others ("Service Agents") for stockholder servicing and administrative services with respect to shares of the Fund owned by stockholders for whom the Service Agent is the holder of record or for whom the Service Agent performs administrative or servicing functions; (iii) payments to the Distributor for organizing and conducting sales seminars, printing Prospectuses, Statements of Additional Information and interim and annual reports for other than existing stockholders, and preparation and distribution of advertising material and sales literature; (iv) an allocation of distribution-related overhead expenses of the Distributor; and (v) payments of commissions to investment brokers of the Distributor and to authorized dealers on sales of $1 million or more with no initial sales charge.

     The following amounts were incurred by the Fund under the Plan for the year ending December 31, 1998:

          (a) printing of prospectus and financial reports for delivery to other than current stockholders: $20,740; and

          (b) trail fees to Hilliard Lyons brokers: $61,690.

     Stockholder servicing and administrative services may include: answering client inquiries regarding the Fund; assisting clients in changing dividend and redemption options, account designations and addresses; performing subaccounting; establishing and maintaining stockholder accounts and records; processing purchase and redemption transactions; investing client cash account balances automatically in Fund shares; providing periodic statements showing a client's account balance and integrating such statements with those of other transactions and balances in the client's other accounts serviced by the financial institution; arranging for bank wires; and such other services as the Fund may request, to the extent the financial institution is permitted to perform such services by applicable statute, rule or regulations.

     The amounts and purposes of expenditures under the Plan must be reported to the Independent Directors quarterly. The Independent Directors may require or approve changes in the operation of the Plan and may require that total expenditures by the Fund under the Plan be kept within limits lower than the maximum amount permitted by the Plan as stated above.

     Any change in the Plan that would materially increase the distribution expenses of the Fund provided for in the Plan requires stockholder approval. Otherwise, the Plan may be amended by votes of the majority of both (a) the Fund's directors and (b) the Independent Directors, cast in person at a meeting called for the purpose of voting on such amendment. While the Plan is in effect, the Fund is required to commit the selection and nomination of candidates for Independent Directors to the discretion of the Independent Directors.

     In addition, if and to the extent that the advisory fee paid by the Fund to the Adviser pursuant to the Advisory Agreement is considered as indirectly financing any activity on the part of the Adviser, which is primarily intended to result in the sale of Fund shares, such payments (which do not involve any additional payments by the Fund under the Plan) are authorized under the Plan.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE
                      ------------------------------------

     In addition to making the investment decisions of the Fund, the Adviser implements such decisions by arranging the execution of the purchase or sale of portfolio securities with the objective of obtaining prompt, efficient and reliable executions of such transactions at the most favorable price obtainable ("best execution"). Transactions in securities other than those for which a securities exchange is the principal market are generally made with principals or market makers at a negotiated "net" price which usually includes a profit to the dealer or distributor. Brokerage commissions are paid primarily for effecting transactions in securities traded on an exchange although transactions in the over-the-counter market may be executed on an agency basis if it appears likely that a more favorable overall price can be obtained.

     With respect to transactions handled by Hilliard Lyons on a national securities exchange, the commissions must conform to Rule 17e-1 under the 1940 Act which permits an affiliated person of a registered investment company to receive brokerage commissions from such registered investment company provided that such commissions are reasonable and fair compared to commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The Board of Directors of the Fund has adopted "procedures" which provide that commissions paid to Hilliard Lyons may not exceed (i) those which would have been charged by other qualified brokers for comparable customers in similar transactions or (ii) those charged by Hilliard Lyons for comparable customers in similar transactions. The Rule requires that the Board, including its directors who are not "interested persons" of the Fund or Hilliard Lyons determine no less frequently than quarterly that all transactions effected pursuant to the Rule during the preceding quarter were effected in compliance with such procedures. Hilliard Lyons is also required to furnish reports and maintain records in connection with such reviews.

     The use of Hilliard Lyons as a broker for the Fund is subject to the provisions of Section 11(a) under the Securities Exchange Act of 1934. Section 11(a)(1)(H) permits an exchange member to execute on that exchange's floor, using its own floor brokers, trades on behalf of its managed accounts, including affiliated investment advisers and investment companies. Members must comply with the following two conditions, set out in Section 11(a)(1)(H), in order to execute these trades lawfully: (1) A member must obtain from the person(s) authorized to transact business for a managed account written authorization permitting the member to effect trades on behalf of the account before doing so (if a customer already has provided a member with an authorization pursuant to Rule 11(a)2-2(T), the member need not obtain another written authorization to meet the Section 11(a)(1)(H) authorization requirement); and (2) at least annually, the member must disclose to the same person(s) the amount of the aggregate compensation the member received in effecting such transactions. Further, members will be required to comply with any rules the SEC may prescribe with respect to the above two express requirements. The SEC has not indicated any such plans to date. The Adviser previously obtained authorization from the Fund pursuant to Rule 11a2-2(T) and has disclosed to the Fund the amount of the aggregate compensation the Adviser received in effecting all such transactions.

     The Fund paid total brokerage commissions during the year ending December 31, 1998 of $56,482. During such year, no brokerage commissions were paid to any broker: (a) which is an affiliated person of the Fund; (b) which is an affiliated person of such person; or (c) an affiliated person of which is an affiliated person of the Fund or Hilliard Lyons.

     The Fund paid total brokerage commissions during the year ended December 31, 1997 of $17,778, none of which was paid to Hilliard Lyons. The Fund paid total brokerage commissions during the year ended December 31, 1996 of $13,278 none of which was paid to Hilliard Lyons.

     When consistent with the objective of obtaining best execution, Fund brokerage may be directed to brokers or dealers, other than Hilliard Lyons, which charge commissions that are higher than might be charged by another qualified broker or dealer and which furnish at no extra charge brokerage and/or research services to the Adviser considered by the Adviser to be useful or desirable in its investment management of the Fund and its other advisory accounts. Such brokerage and research services are of the type described in
Section 28(e) of the Securities Exchange Act of 1934. Under Section 28(e), the commissions charged by a broker furnishing such brokerage or research services may be greater than that which another qualified broker might charge if the Adviser determines, in good faith, that the amount of such commission is reasonable in relation to the value of brokerage or research services provided by the executing broker, viewed in terms of either the particular transaction or the overall responsibilities of the Adviser or its affiliate to the accounts over which they exercise investment discretion. The Adviser need not place or attempt to place a specific dollar value on such services or on the portion of the commission which reflects such services but is required to keep records sufficient to demonstrate the basis of its determinations.

     Investment research obtained by allocations of Fund brokerage is used to augment the internal research and investment strategy capabilities of the Adviser. Research services furnished by brokers through which the Fund effects securities transactions are used by the Adviser in carrying out its investment management responsibilities with respect to all of its accounts. Such investment information may be useful to one or more of the other accounts of the Adviser and research information received for the commissions of such other accounts may be useful to the Fund as well as such other accounts.

                             EXPENSES OF THE FUND
                             --------------------

     Except as indicated above under "Adviser", the Fund is responsible for the payment of its expenses, including (a) the fees payable to the Adviser, (b) the reimbursements payable to the

Distributor under the Distribution Plan for expenses incurred in connection with the offering and sale of shares of the Fund, (c) the fees and expenses of the Fund's directors, officers and employees who are not affiliated with the Adviser, (d) the fees and certain expenses of the Fund's custodian and transfer agent, (e) the fees and expenses of the Fund's legal counsel and independent auditors, (f) brokerage and commission expenses, (g) all federal, state and local taxes and corporate fees payable by the Fund to governmental agencies, including any issue or transfer taxes chargeable to the Fund in connection with its securities transactions, and any foreign taxes, (h) the dues, fees and other charges of any trade association of which the Fund is a member, (i) the cost of fidelity and liability insurance, (j) reimbursement of the organization expenses of the Fund and the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the Securities and Exchange Commission and registering the Fund as a broker or dealer and qualifying its shares under state securities laws, including the preparation and printing of the Fund's Registration Statements, Prospectuses and Statements of Additional Information for such purposes, (k) costs incurred in having the Fund's net asset value computed at the times and in the manner specified in the Fund's prospectus and/or statement of additional information, (l) allocable communications expenses with respect to investor services and all expenses of stockholders' and directors' meetings and preparing, printing and mailing Prospectuses, Statements of Additional Information, reports and proxy materials to stockholders, and (m) such non-recurring or extraordinary expenses as may arise outside the ordinary course of the Fund's business, including litigation affecting the Fund and the legal obligation the Fund may have to indemnify its officers and directors and, in certain situations, the Distributor, with respect thereto.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES
                       ----------------------------------

     Each dividend and capital gain distribution, if any, declared by the Fund on its outstanding shares will be paid on the payment date fixed by the Board of Directors in cash or in additional shares of the Fund having an aggregate net asset value as of the record date of such dividend or distribution equal to the cash amount of such dividend or distribution. Dividends and capital gain distributions will normally be reinvested in additional shares of the same class at net asset value without a sales charge, unless otherwise elected at purchase. A stockholder may change such election at any time prior to the record date for a particular dividend or distribution by written request to the Fund's transfer agent.

     It is the present policy of the Fund to make distributions annually of its net investment income and of its net realized capital gains, if any, at the end of the year in which earned or at the beginning of the next year. There is no fixed dividend rate, and there can be no assurance that the Fund will pay any dividends or realize any capital gains. Investors considering buying shares of the Fund just prior to a dividend or capital gain distribution record date should be aware that, although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, those who purchase just prior to such date will receive a distribution that will nevertheless be taxable to them.

     The Fund is subject to a nondeductible 4% excise tax measured with respect to certain undistributed amounts of ordinary income and capital gains. If necessary to avoid this tax, and if in the best interests of the stockholders, the Fund's Board of Directors will, to the extent permitted by the SEC, declare and pay distributions of its net investment income and net realized capital gains more frequently than stated above. To avoid the tax, the Fund must distribute during each calendar year, at least the sum of (1) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) 98% of its capital gains in excess of its capital losses for the twelve-month period ending on October 31 of the calendar year, and (3) all ordinary income and net capital gains for previous years that were not previously distributed. A distribution will be treated as paid during the calendar year if it is actually paid during the calendar year or declared by the Fund in October, November or December of the year, payable to stockholders of record as of a specified date in such a month and actually paid by the Fund during January of the following year. Any such distributions paid during January of the following year will be deemed to be paid and received on December 31 of the year the distributions are declared, rather than when the distributions are received.

     If the Fund invests in foreign securities, it will be subject to withholding taxes of the foreign country of the issuer on dividends which vary depending on the particular jurisdiction. The Fund may at its election deduct such amounts in computing taxable income or receive a credit against federal income taxes owed for the taxable year.

     The Fund intends to qualify for tax treatment as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). Qualification as a regulated investment company relieves the Fund of federal income tax on that part of its net ordinary income and net realized capital gains which it pays out to its stockholders. To qualify, the Fund must meet certain relatively complex tests relating to the source of its income and the diversification of its assets, including the requirement that less than 30% of its gross income (generally exclusive of losses) may be derived from the sale or other disposition of securities held for less than three months, and must distribute at least 98% of its investment company taxable income (as defined in the Code). In addition, the Fund must diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund's assets is represented by cash, cash items, United States Government securities, securities of other regulated investment companies and other securities with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than United States Government securities or the securities of other regulated investment companies). The Fund does not anticipate any difficulty in meeting these requirements. Dividends out of net ordinary income and distributions of net short-term capital gains are taxable to stockholders as ordinary income. In the case of corporate stockholders, such distributions are eligible for the 70% dividends-received deduction subject to proportionate reduction of the amount eligible for deduction if the aggregate qualifying dividends received by the Fund from domestic corporations in any year are less than its "gross income" as defined by the Code. A corporation's dividends-received deduction will be disallowed unless the corporation holds shares in the Fund at least 46 days. Furthermore, a corporation's dividends-received deduction will be disallowed to the extent a corporation's investment in shares of the Fund is financed with indebtedness.

     The excess of net long-term capital gains over the net short-term capital losses realized and distributed by the Fund to its stockholders as capital gain distributions are taxable to the stockholders as long-term capital gains, irrespective of the length of time a stockholder may have held the shares. Such long-term capital gain distributions are not eligible for the dividends-received deduction referred to above. Any dividend or distribution received by a stockholder on shares of the Fund shortly after the purchase of such shares will have the effect of reducing the net asset value of such shares by the amount of such dividend or distribution. Furthermore, such dividend or distribution, although in effect a return of capital, is subject to applicable income taxation as described above regardless of the length of time the shares may have been held. If a stockholder held shares less than six months and during that period received a distribution taxable to such stockholder as long-term capital gain, any loss realized on the sale of such shares during such six-month period would be a long-term loss to the extent of such distribution. The tax treatment of distributions from the Fund is the same whether the distributions are received in additional shares or in cash. Stockholders receiving distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share received equal to the net asset value on the reinvestment date.

     The Fund generally is required to withhold federal income tax at a rate of 31% ("backup withholding") from dividends paid to stockholders if (a) the payee fails to furnish the Fund with and to certify the payee's correct taxpayer identification number or social security number, (b) the Internal Revenue Service (the "IRS") notifies the Fund that the payee has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (c) the payee fails to certify that backup withholding is not required.

     The Fund may be subject to state or local taxes in the jurisdiction in which the Fund may be deemed to be doing business. Dividends and distributions declared by the Fund may also be subject to state and local taxes. Prior to investing in shares of the Fund, prospective stockholders should consult their tax adviser concerning the federal, state and local tax consequences of such an investment.

                                NET ASSET VALUE
                                ---------------

     Each security traded on a national securities exchange or traded over-the-counter and quoted on the Nasdaq System is valued at the last sale price at "closing time" on the date of valuation. Securities so traded for which there was no sale on the date of valuation and other securities are valued at the mean of the most recent bid and asked quotations, except that bonds not traded on a securities exchange or quoted on the Nasdaq System are valued at prices provided by a recognized pricing service unless the Adviser believes that any such price does not represent a fair value. Each money market instrument having a maturity of 60 days or less from the valuation date is valued on an amortized cost basis. Other securities and assets are valued at fair value, as determined in good faith by the Adviser under procedures established by, and under the supervision and responsibility of, the Fund's Board of Directors.

     As stated in the Prospectus, the net asset value per share of each of the Fund's classes of shares is determined on each "business day", currently any day the New York Stock Exchange is open for business. The New York Stock Exchange is presently scheduled to be closed on New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively.

     As stated in the Prospectus, because of the differences in distribution fees and class specific expenses, the per share net asset value of each class may differ. For Class A Shares, the Fund's public offering price is the next determined net asset value per Class A Share plus a sales charge paid at the time of purchase. Based on the net asset value per share at December 31, 1998 of $33.49 per share, the maximum offering price per share was $35.16 per share. The offering price is reduced on sales of $50,000 or more and in certain other circumstances. For Class B Shares, the Fund's public offering price is the next determined net asset value per Class B Share subject to a contingent deferred sales charge for any redemptions made within five years of purchase. The contingent deferred sales charge may be waived for certain redemptions.

     Generally, trading in foreign securities, as well as corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times. The prices of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to "closing time". Occasionally, events affecting the value of such securities may occur in the interim which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of the Fund's securities occur during such period, then these securities are valued at their fair value as determined in good faith by the Board of Directors.

                     CALCULATION OF INVESTMENT PERFORMANCE
                     -------------------------------------

     From time to time, the Fund quotes its performance in advertisements or in reports and other communications to stockholders. The Fund's "average annual total return" figures described in the Prospectus are computed according to a formula prescribed by the SEC. The formula can be expressed as follows:

               P(1+T)/n/=ERV

     Where:    P = a hypothetical initial payment of $1,000.
               T = average annual total return.
               n = number of years.

             ERV = Ending Redeemable Value of a hypothetical $1,000 investment made at the beginning of a 1, 5, or 10-year period at the end of a 1, 5, or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.

Total return figures assume that the maximum 4.75% sales charge or maximum applicable contingent deferred sales charge, as the case may be, has been deducted from the investment at the time of purchase or redemption, as applicable.

     The Fund's performance varies from time to time depending upon market conditions, the composition of its portfolio and its operating expenses. Consequently, any given performance calculation should not be considered representative of the Fund's performance for any specified period in the future. In addition, because the performance fluctuates, it may not provide a basis for comparing an investment in the Fund with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing the Fund's performance with that of other mutual funds should give consideration to the quality and maturity of the respective investment companies' portfolio securities.

     The table below provides investment results for the Fund for one year and since inception. The results shown represent "total return" investment performance, which assumes the reinvestment of all capital gains and income dividends for the indicated periods. The tables do not make any allowance for federal, state or local income taxes, which stockholders must pay on a current basis.

             Average Annual Return* for Hilliard Lyons Growth Fund
                               Percentage Change
                               -----------------

Fiscal Periods Ended                   Hilliard Lyons
 December 31, 1998                       Growth Fund
--------------------               -----------------------
1 Year                                      8.18%

Since Inception                            15.43%

* Returns have been reduced by the maximum sales charge of 4.75%.

     The results should not be considered a representation of the total return from an investment made in the Fund today. This information is provided to help investors better understand the Fund and may not provide a basis for comparison with other investments or mutual funds which use a different method to calculate performance.

                         TRANSFER AGENT AND CUSTODIAN
                         ----------------------------

     State Street Bank and Trust Company, 225 Franklin Street, P.O. Box 8315, Boston, Massachusetts 02266-8315, is the Fund's transfer agent and is custodian for the Fund's cash and securities. State Street Bank and Trust Company does not assist in and is not responsible for investment decisions involving assets of the Fund.

                                    COUNSEL
                                    -------

     The legality of the shares offered hereby have been passed upon by Brown, Todd & Heyburn PLLC, 400 West Market Street, Louisville, Kentucky 40202.

                             INDEPENDENT AUDITORS
                             --------------------

     Ernst & Young LLP, 400 West Market Street, Louisville, Kentucky 40202, are the independent auditors of the Fund, and such firm also prepares the Fund's Federal and state income tax returns.

                              OTHER INFORMATION
                              -----------------

     The Fund's Articles of Incorporation provide that to the fullest extent permitted by the General Laws of the State of Maryland, directors and officers shall be indemnified by the Fund against all liabilities and expenses, including, but not limited to, amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such person may be or may have been involved as a party or otherwise. To the fullest extent permitted by Maryland General Corporation Law, as amended from time to time, the Fund's Articles of Incorporation also provide that no director or officer of the Fund shall be personally liable to the Fund or its stockholders for money damages, except to the extent such exemption from liability or limitation thereof is not permitted by the 1940 Act. Nothing in the Articles of Incorporation protects a director against any liability to which such director would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office.

     The directors of the Fund have authority under the Articles of Incorporation to increase the number of shares the Fund is authorized to issue and to authorize and issue additional classes of stock by classifying and reclassifying unissued shares, without further action by stockholders.

     Stockholders are entitled to one vote for each full share held and fractional votes for fractional shares held and may vote in the election of directors and on other matters submitted to meetings of stockholders. It is not contemplated that regular annual meetings of stockholders will be held. A meeting will be called to consider replacing the Fund's directors upon the written request of the holders of 10% of the Fund's shares. The record holders of at least 25% of the Fund's shares may require the Fund to hold a special meeting of stockholders for any purpose. Stockholders have no preemptive or conversion rights.

                                                                      Appendix A


                        DESCRIPTION OF SECURITIES RATINGS
                        ---------------------------------

Standard & Poor's Corporation
-----------------------------

     AAA: Debt rated AAA has the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

     AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

     A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

     BB, B, CCC, CC: Debt rated BB, B, CCC and CC is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's Investors Service, Inc.
-------------------------------

     Aaa: Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba: Bonds which are rated Ba are judged to have speculative elements, their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Unrated: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

     Should no rating be assigned, the reason may be one of the following:

     1. An application for rating was not received or accepted.

     2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

     3. There is a lack of essential data pertaining to the issue or issuer.

     4. The issue was privately placed, in which case the rating is not published in Moody's Investors Services, Inc.'s publications.

     Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

     Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believe possess the strongest investment attributes are designated by the symbols Aa-1, A-1, Baa-1, Ba-1 and B-1.

                        HILLIARD LYONS GROWTH FUND, INC.
                            SCHEDULE OF INVESTMENTS
                               December 31, 1998

COMMON STOCKS -- 84.4%
--------------------------------------------------------------------------------

                                                                       Market
 Shares   Company                                           Cost        Value
 -------  -------                                           ----       ------
          BASIC INDUSTRY -- 3.8%
          ---------------------------------------------------------------------
 126,000  Sigma-Aldrich Corp. ........................   $ 4,467,812 $ 3,701,250
                                                         ----------- -----------
                                                           4,467,812   3,701,250
          CAPITAL GOODS -- 14.4%
          ---------------------------------------------------------------------
 162,000  Dover Corp. ................................     3,907,898   5,933,250
  21,000  General Electric Co. .......................       415,030   2,143,313
  48,000  Nordson Corp. ..............................     2,401,250   2,466,000
 112,000  Raychem Corp. ..............................     4,246,054   3,619,000
                                                         ----------- -----------
                                                          10,970,232  14,161,563
          CONSUMER DURABLE -- 7.7%
          ---------------------------------------------------------------------
 123,000  Donaldson Inc. .............................     1,723,497   2,552,250
 106,000  Harley Davidson Inc. .......................     2,716,816   5,021,750
                                                         ----------- -----------
                                                           4,440,313   7,574,000
          CONSUMER NON-DURABLE -- 11.3%
          ---------------------------------------------------------------------
  81,900* Bush Boake Allen Inc. ......................     2,294,883   2,886,975
  40,000  Gillette Co. ...............................     1,434,120   1,932,500
  42,000  Estee Lauder Cos., Inc. LLA.................     2,142,569   3,591,000
 117,000  Mattel Inc. ................................     3,567,645   2,669,063
                                                         ----------- -----------
                                                           9,439,217  11,079,538
          FINANCIAL -- 26.8%
          ---------------------------------------------------------------------
  57,500  American International Group Inc. ..........     2,261,730   5,555,938
      28* Berkshire Hathaway Inc. ....................       502,880   1,960,000
 221,000  Cincinnati Financial Corp. .................     4,930,565   8,094,125
  72,500  Federal Home Loan Mortgage Corp. ...........     1,603,279   4,671,719
  18,000  Fifth Third Bancorp ........................       272,000   1,283,625
  52,312  Synovus Financial Corp. ....................       294,615   1,275,105
  39,000  Wachovia Corp. .............................     2,681,046   3,410,062
                                                         ----------- -----------
                                                          12,546,115  26,250,574
          HEALTH CARE -- 6.3%
          ---------------------------------------------------------------------
  38,500  Allergan Inc. ..............................       926,295   2,492,875
  44,000  Johnson & Johnson...........................     1,360,355   3,690,500
                                                         ----------- -----------
                                                           2,286,650   6,183,375

                       See notes to financial statements.

                        HILLIARD LYONS GROWTH FUND, INC.
                            SCHEDULE OF INVESTMENTS
                               December 31, 1998

                                                                       Market
 Shares  Company                                            Cost        Value
 ------- -------                                            ----       ------
          RETAIL & SERVICES -- 14.1%
          ---------------------------------------------------------------------

 125,000 Brady WH Co. CL A............................   $ 2,877,125 $ 3,367,187
  59,000 Gannett Inc. ................................     2,760,857   3,805,500
  75,000 G & K Services Inc. CL A.....................     2,381,595   3,993,750
  45,000 Walgreen Co. ................................       381,267   2,635,312
                                                         ----------- -----------
                                                           8,400,844  13,801,749
                                                         ----------- -----------
         Total Common Stocks..........................   $52,551,183 $82,752,049

U.S. GOVERNMENT AGENCY OBLIGATIONS -- 15.1%
--------------------------------------------------------------------------------

  Principal                                       Purchase Maturity   Market
   Amount    Description                           Yield     Date      Value
 ----------- -----------                          -------- -------- -----------
 $14,840,000 Federal Home Loan Bank ...........    4.362%  01/04/99 $14,834,682
                                                                    -----------
             Total U. S. Government Agency
             Obligations (Cost --$14,834,682)..                      14,834,682
                                                                    -----------
             TOTAL INVESTMENTS (Cost --
              $67,385,865) (99.5%).............                     $97,586,731
                                                                    ===========

The percentage shown for each investment category is the total value of that category as a percentage of the total net assets for the Fund.

*Non-income producing security.

                       See notes to financial statements.

                        HILLIARD LYONS GROWTH FUND, INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                               December 31, 1998

ASSETS:
Investments at market value:
 Common stocks (cost $52,551,183)................................. $82,752,049
 U.S. Government Agency Obligations at value (amortized cost
  $14,834,682)....................................................  14,834,682
                                                                   -----------
  Total investments...............................................  97,586,731
Cash..............................................................       1,764
Receivables:
 Investments sold.................................................     209,493
 Dividends........................................................      97,326
 Capital shares sold..............................................     550,864
Prepaid expenses..................................................       2,776
                                                                   -----------
  Total Assets.................................................... $98,448,954
                                                                   ===========
LIABILITIES:
 Dividends payable................................................ $    61,303
 Due to adviser -- Note C.........................................     159,921
 Capital shares redeemed..........................................      40,372
 Accrued expenses.................................................      85,626
                                                                   -----------
  Total Liabilities...............................................     347,222
                                                                   -----------
NET ASSETS:
Common stock ($.001 par value; 150,000,000 shares authorized and
 2,931,002 shares issued and outstanding).........................       2,931
Paid-in surplus...................................................  66,369,267
Accumulated undistributed net realized gain on investments........   1,530,381
Net unrealized appreciation on investments........................  30,200,866
Distributions in excess of net investment income -- Note B........      (1,713)
                                                                   -----------
  Total Capital (Net Assets)...................................... $98,101,732
                                                                   ===========
Net assets
  Investor A shares............................................... $88,497,465
  Investor B shares...............................................   9,604,267
                                                                   -----------
                                                                   $98,101,732
                                                                   ===========
Shares of capital stock
  Investor A shares...............................................   2,642,823
  Investor B shares...............................................     288,179
                                                                   -----------
                                                                     2,931,002
Net asset value
  Investor A shares -- redemption price per share................. $     33.49
                                                                   ===========
  Investor B shares -- offering price per share*.................. $     33.33
                                                                   ===========
Maximum sales charge (Investor A).................................        4.75%
Maximum offering price per share (100%/(100%-maximum sales charge
 of net asset value adjusted to nearest cent) (Investor A)........ $     35.16
                                                                   ===========

*Redemption price of Investor B shares varies based on length of time shares are held.

                       See notes to financial statements.

                        HILLIARD LYONS GROWTH FUND, INC.
                            STATEMENT OF OPERATIONS
                      For the year ended December 31, 1998

INVESTMENT INCOME:
  Dividends........................................................  $  729,744
  Interest.........................................................     809,594
                                                                    -----------
    Total investment income........................................   1,539,338
EXPENSES:
  Management fees -- Note C........................................     657,866
  12b-1 expenses (Investor A) -- Note C............................     139,578
  12b-1 expenses (Investor B) -- Note C............................      36,998
  Custodian fees...................................................      52,865
  Audit fees.......................................................      38,190
  Transfer agent fees (Investor A).................................      52,645
  Transfer agent fees (Investor B).................................      38,250
  Directors' fees..................................................      24,185
  Insurance expense................................................      17,705
  Legal fees.......................................................      24,665
  Shareholder reports..............................................      13,575
  Filing fees......................................................      15,820
  Trade association................................................       2,492
                                                                    -----------
                                                                      1,114,834
                                                                    -----------
Waiver of management fees by Adviser -- Note C.....................     (46,803)
Reimbursement of expenses by Adviser Class B Shares -- Note C......     (13,401)
                                                                    -----------
    Total expenses.................................................   1,054,630
                                                                    -----------
      Net investment income........................................     484,708
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on investments -- Note B.......................   2,054,232
  Change in unrealized appreciation on investments.................   7,796,808
                                                                    -----------
    Net gain on investments........................................   9,851,040
                                                                    -----------
      Net increase in net assets resulting from operations......... $10,335,748
                                                                    ===========


                       See notes to financial statements.

                        HILLIARD LYONS GROWTH FUND, INC.
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                        For the year ended
                                                           December 31,
                                                         1998         1997
                                                     ------------  -----------
INCREASE IN NET ASSETS
FROM OPERATIONS:
 Net investment income.............................. $    484,708  $   216,588
 Net realized gain on investments...................    2,054,232    4,695,525
 Net change in unrealized appreciation on
  investments.......................................    7,796,808   10,764,036
                                                     ------------  -----------
   Net increase in net assets from operations.......   10,335,748   15,676,149

DISTRIBUTIONS TO INVESTOR A SHAREHOLDERS FROM:

 Net investment income..............................     (449,910)    (214,232)
 Net realized gain on investments...................   (1,803,844)  (3,222,379)
                                                     ------------  -----------
   Total distributions..............................   (2,253,754)  (3,436,611)
DISTRIBUTIONS TO INVESTOR B SHAREHOLDERS FROM*:
 In excess of net investment income.................      (37,291)         N/A
 Net realized gain on investments...................     (193,153)         N/A
                                                     ------------  -----------
   Total distributions..............................     (230,444)         N/A

FROM CAPITAL SHARE TRANSACTIONS:
 Proceeds from 74,534 and 113,607 shares issued in
  reinvestment of dividends, respectively...........    2,422,891    3,394,590
 Proceeds from 1,360,496 and 357,550 shares sold,
  respectively......................................   42,878,738    9,612,901
 Cost of 432,675 and 94,849 shares repurchased,
  respectively .....................................  (13,467,505)  (2,458,498)
                                                     ------------  -----------
   Net increase in net assets from capital share
    transactions....................................   31,834,124   10,548,993
                                                     ------------  -----------
    Total increase in net assets....................   39,685,674   22,788,531

NET ASSETS:
 Beginning of period................................   58,416,058   35,627,527
                                                     ------------  -----------
 End of period (includes distribution in excess of
  net investment income of $1,713 and undistributed
  net investment income of $780, respectively)...... $ 98,101,732  $58,416,058
                                                     ============  ===========

*For the period April 20, 1998 (commencement of Class B shares) through December 31, 1998


                       See notes to financial statements.

                       HILLIARD LYONS GROWTH FUND, INC.
                         NOTES TO FINANCIAL STATEMENTS

NOTE A -- ORGANIZATION

Hilliard Lyons Growth Fund, Inc. (the "Fund") is a non-diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund was incorporated under the laws of the state of Maryland and commenced operations on January 6, 1992. The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements.

The Fund issues two classes of shares. Investor A shares and Investor B shares. The Investor A shares are subject to an initial sales charge imposed at the time of purchase, in accordance with the Fund's prospectus. Redemptions of Investor B shares made within 5 years of purchase are subject to a contingent deferred sales charge in accordance with the Fund's prospectus. Each Investor Class A and Class B share of the Fund represents identical interests in the investment portfolio of such Fund and has the same rights, except that (i) Class B shares bear the expense of higher distribution fees, which is expected to cause Class B shares to have a higher expense ratio and to pay lower dividends than Class A shares (ii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable, and (iii) each class has exclusive voting rights with respect to its own distribution arrangements.

NOTE B -- ACCOUNTING POLICIES

SECURITY VALUATION: Securities traded on a national securities exchange or traded over-the-counter and quoted on the NASDAQ System are valued at last sales prices. Securities so traded for which there were no sales and other securities are valued at the mean of the most recent bid-asked quotations except that bonds not traded on a securities exchange nor quoted on the NASDAQ System will be valued at prices provided by a recognized pricing service unless the Adviser believes that such price does not represent a fair value. Each money market instrument having a maturity of 60 days or less from the valuation date is valued on an amortized cost basis. Other securities and assets will be valued at fair value, as determined in good faith by the Adviser under procedures established by, and under the supervision and responsibility of, the Fund's Board of Directors.

Normally, repurchase agreements are not subject to trading. U.S. Government obligations pledged as collateral for repurchase agreements are held by the Fund's custodian bank until maturity of the repurchase agreement. Provisions of the agreement provide that the market value of the collateral is sufficient in the event of default; however, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

SHARE VALUATION: The net asset value per share of each class of shares of the Fund is calculated daily by dividing the total value of the Fund's assets attributable to that class less liabilities attributable to that class, by the number of shares of that class outstanding. The maximum offering price per share of Class A shares is equal to the net asset value per share plus a sales load equal to 4.99% of the net asset value (or 4.75% of the offering price). The offering price of Class B shares is equal to the net asset value per share.

The redemption price per share of the Fund, including each class of shares, is equal to the net asset value per share. However, Class B shares are subject to a contingent deferred sales charge in accordance with the Fund's prospectus if redeemed within five years from the date of purchase.

FEDERAL INCOME TAXES: It is the policy of the Fund to qualify under the Internal Revenue Code as a regulated investment company and to distribute all of its taxable income to shareholders, thereby relieving the Fund of federal income tax liability.

DIVIDEND POLICY: It is the policy of the Fund to make distributions annually of its net investment income and its net realized capital gains, if any, at the end of the year in which earned or at the beginning of the next year. Dividends and capital gain distributions will normally be reinvested in additional shares at net asset value without a sales charge, unless otherwise elected at purchase.

USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Estimates also affect the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

ALLOCATIONS BETWEEN CLASSES: Investment income earned, realized capital gains and losses and unrealized appreciation and depreciation for the Fund are allocated daily to each Class of shares based upon its proportionate share of total net assets of the Fund. Class specific expenses are charged daily to the Class incurring the expense. Common expenses which are not attributable to a specific class are allocated daily to each Class of shares based upon its proportionate share of total net assets of the Fund.

OTHER: The accounts of the Fund are kept on the accrual basis of accounting. Security transactions are recorded on the trade date. Realized gains or losses from sales of securities are determined on the specific identified cost basis. Dividend income is recognized on the ex-dividend date.

NOTE C -- INVESTMENT ADVISORY AGREEMENT

The investment adviser, Hilliard Lyons Investment Advisors (the "Adviser") is a division of J. J. B. Hilliard, W. L. Lyons, Inc., a wholly-owned subsidiary of PNC Bank Corp., which owns 42,830 Class A shares and 32 Class B shares of the Fund. Under the Investment Advisory Agreement, the Adviser receives a fee, accrued daily and paid quarterly, at an annual rate of .80% of the Fund's average daily net assets. The Adviser has voluntarily agreed to reduce the fee payable to it under the Advisory Agreement and, if necessary, reimburse the Fund on a quarterly basis, by the amount by which the Fund's total annualized operating expenses (exclusive of taxes, interest, brokerage commissions and extraordinary expenses but including the Adviser's compensation) for the fiscal year ending December 31, 1998 exceed 1.30% of average daily net assets for Class A share investors and 2.05% for Class B share investors. For the year ended December 31, 1998, the reimbursement from the Adviser amounted to $13,401 (for Class B share investors) and the waiver of the management fee amounted to $46,803.

The Fund has adopted a plan of distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "Plan"). Under the Plan, the Fund reimburses Provident Distributors, Inc. (the "Distributor") quarterly at an annualized rate of up to .25% for Class A share investors and 1.00% for Class B share investors of the Fund's average daily net assets for distribution expenses actually incurred provided the expenses for which reimbursement is made are primarily intended to result in the sale of Fund shares and are approved by the Fund's Board of Directors. Expenses for which the Distributor may be reimbursed under the Plan include, but are not limited to, payments to investment brokers of the Distributor and to authorized dealers for distribution of shares of the Fund and for promotion of the maintenance of holdings by established stockholders and stockholder servicing. J. J. B. Hilliard, W. L. Lyons, Inc., the former distributor, received sales charges of approximately $1,534,213 during the year ended December 31, 1998. The Hilliard Lyons Profit Sharing Plan, as directed by each participant, owns 480,654 shares of the Fund as of December 31, 1998.

No compensation is paid by the Fund to officers and directors of the Fund who are affiliated with the Adviser or Hilliard-Lyons, Inc. The Fund pays each unaffiliated director an annual retainer of $5,000 and a fee of $750 for each Board or Committee meeting attended and certain expenses the directors incur in attending meetings.

On August 20, 1998, PNC Bank Corp. entered into an Agreement and Plan of Merger with Hilliard-Lyons, Inc. (the "Merger") pursuant to which the Adviser has become a subsidary of PNC Bank Corp. The Merger became effective on December 1, 1998. This Merger consititutes an assignment of the Investment Advisory Agreement (the "Agreement") as defined in the Investment Company Act of 1940. Shareholders approved a new Agreement and elected Directors at a Special Shareholders Meeting held November 19, 1998. The following are the results of the voting at the Meeting:

      New Investment Advisory Agreement
      ---------------------------------
      For............................................................. 1,368,204
      Against.........................................................    30,717
      Abstain.........................................................    19,925

      Election of Directors                               For    Against Abstain
      ---------------------                            --------- ------- -------
      Donald F. Kohler................................ 1,408,632     0   10,214
      William A. Blodgett Jr.......................... 1,408,692     0   10,154
      Stewart E. Conner............................... 1,406,778     0   12,068
      Gilbert L. Pamplin.............................. 1,409,065     0    9,781
      John C. Owens................................... 1,405,765     0   13,081

NOTE D -- PORTFOLIO TRANSACTIONS

For the year ended December 31, 1998, purchases and proceeds from sale of investment securities (excluding short-term securities) were $38,274,106 and $12,016,991, respectively.

The cost of investments for Federal income tax purposes and financial reporting is the same. At December 31, 1998, the gross unrealized appreciation and depreciation on investments was $32,493,064 and $2,292,198, respectively, resulting in net unrealized appreciation of $30,200,866.

NOTE E--CAPITAL TRANSACTIONS

                                                     For the year  For the year
                                                        ended         ended
                                                     December 31,  December 31,
                                                         1998          1997
                                                     ------------  ------------
CAPITAL TRANSACTIONS:
Investor A Shares:
  Proceeds from shares issued....................... $ 33,687,452  $ 9,612,901
  Dividends reinvested..............................    2,196,708    3,394,590
  Shares redeemed...................................  (13,188,919)  (2,458,498)
                                                     ------------  -----------
  Change in net assets from Investor A share
   transactions..................................... $ 22,695,241  $10,548,993
                                                     ============  ===========
*Investor B shares:
  Proceeds from shares issued                        $  9,191,286          --
  Dividends reinvested..............................      226,183          --
  Shares redeemed...................................     (278,586)         --
                                                     ------------  -----------
  Change in net assets from Investor B share
   transactions..................................... $  9,138,883          --
                                                     ============  ===========
SHARE TRANSACTIONS:
Investor A shares:
  Issued............................................    1,070,524      357,550
  Reinvested........................................       67,549      113,607
  Redeemed..........................................     (423,897)     (94,849)
                                                     ------------  -----------
  Change in Investor A shares.......................      714,176      376,308
                                                     ============  ===========
*Investor B shares:
  Issued............................................      289,972          --
  Reinvested........................................        6,985          --
  Redeemed..........................................       (8,778)         --
                                                     ------------  -----------
Change in Investor B shares.........................      288,179          --
                                                     ============  ===========

*For the period April 20, 1998 (commencement of Class B shares) through December 31, 1998

                             FINANCIAL HIGHLIGHTS

The following table includes selected data for a share of capital stock outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

                             Investor B                         Investor A
                           ---------------    -------------------------------------------------------------------
                             Period from
                           April 20, 1998*            For the Year Ended December 31,
                           To December 31,    -------------------------------------------------------------------
                                1998           1998        1997        1996        1995        1994        1993
                           ---------------    -------     -------     -------     -------     -------     -------
Net asset value:
 Beginning of period.....      $32.63         $ 30.29     $ 22.95     $ 20.20     $ 15.98     $ 15.69     $ 15.19
                               ------         -------     -------     -------     -------     -------     -------
Net investment income....       (0.02)           0.20        0.12        0.11        0.15        0.12        0.13
Net realized and
 unrealized gain on
 investments.............        1.57            3.89        9.13        3.92        4.82        0.29        0.50
                               ------         -------     -------     -------     -------     -------     -------
Total from investment
 operations..............        1.55            4.09        9.25        4.03        4.97        0.41        0.63
                               ------         -------     -------     -------     -------     -------     -------
Less dividends from:
 Net investment income...       (0.00)          (0.18)      (0.12)      (0.11)      (0.15)      (0.12)      (0.13)
 Realized gains..........       (0.71)          (0.71)      (1.79)      (1.17)      (0.60)      (0.00)      (0.00)
 In excess of net
  investment income......       (0.14)          (0.00)      (0.00)      (0.00)      (0.00)      (0.00)      (0.00)
Total distributions......       (0.85)          (0.89)      (1.91)      (1.28)      (0.75)      (0.12)      (0.13)
                               ------         -------     -------     -------     -------     -------     -------
Net asset value:
 End of period...........      $33.33         $ 33.49     $ 30.29     $ 22.95     $ 20.20     $ 15.98     $ 15.69
                               ======         =======     =======     =======     =======     =======     =======
Total Investment Return
 (Excludes sales charge).        4.82%***       13.58%      40.41%      19.98%      31.10%       2.60%       4.13%

SIGNIFICANT RATIOS AND
 SUPPLEMENTAL DATA
Ratio of operating
 expenses to average net
 assets..................        2.05%(e)**      1.25%(e)    1.30%(d)    1.58%(c)    1.75%(b)    1.75%(a)    1.75%
Ratio of net investment
 income to average net
 assets..................        (.23%)(e)**      .64%(e)     .49%(d)     .52%(c)     .82%(b)     .68%(a)     .75%
Portfolio turnover rate
 (f).....................       18.15%          18.15%      22.20%      18.79%      27.50%      20.10%      59.64%
Net assets, end of period
 (000s omitted)..........      $9,604         $88,498     $58,416     $35,628     $28,259     $20,476     $23,758

(a) Net of voluntary management fee waiver by the Adviser. If the Fund had paid the full management fee, the annualized ratios of expenses and net investment income to average net assets would have been 1.94% and 0.50%, respectively, for the year ended December 31, 1994.
(b) Net of voluntary management fee waiver by the Adviser. If the Fund had paid the full management fee, the annualized ratios of expenses and net investment income to average net assets would have been 1.85% and 0.71%, respectively, for the year ended December 31, 1995.
(c) Net of voluntary management fee waiver by the Adviser. If the Fund had paid the full management fee, the annualized ratios of expenses and net investment income to average net assets would have been 1.64% and 0.45%, respectively, for the year ended December 31, 1996.

(d) Net of voluntary management fee waiver by the Adviser. If the Fund had paid the full management fee, the annualized ratios of expenses and net investment income to average net assets would have been 1.40% and 0.39%, respectively, for the year ended December 31, 1997.
(e) Net of voluntary expense reimbursement and management fee waiver by the Adviser for B shares investors and net of voluntary management fee waiver by A share investors. If the Fund had borne all expenses that were assumed by the Adviser and had paid the full management fee, the annualized ratios of expenses and net investment income to average net assets would have been 1.27% and .62% for A shares and 3.09% and (1.27%) for B shares, respectively.
(f) Portfolio turnover rate is calculated on the basis of the portfolios as a whole without distinguishing between the classes of shares issued.
*Commencement of B shares
**Annualized
***Not annualized

                        REPORT OF INDEPENDENT AUDITORS

To The Board of Directors and Shareholders
Hilliard Lyons Growth Fund, Inc.

  In planning and performing our audit of the financial statements of the Hilliard Lyons Growth Fund, Inc. (the Fund) for the year ended December 31, 1998, we considered its internal control, including control activities for safeguarding securities, in order to determine our auditing procedures for the purpose of expressing our opinion on the financial statements and to comply with the requirements of Form N-SAR, and not to provide assurance on the internal control.

  The management of the Fund is responsible for establishing and maintaining internal control. In fulfilling this responsibility, estimates and judgments by management are required to assess the expected benefits and related costs of controls. Generally, controls that are relevant to an audit pertain to the entity's objective of preparing financial statements for external purposes that are fairly presented in conformity with generally accepted accounting principles. Those controls include the safeguarding of assets against unauthorized acquisition, use or disposition.

  Because of inherent limitations in internal control, errors or fraud may occur and not be detected. Also, projection of any evaluation of internal control to future periods is subject to the risk that it may become inadequate because of changes in conditions or that the effectiveness of the design and operation may deteriorate.

  Our consideration of internal control would not necessarily disclose all matters in internal control that might be material weaknesses under standards established by the American Institute of Certified Public Accountants. A material weakness is a condition in which the design or operation of one or more of specific internal control components does not reduce to a relatively low level the risk that errors or fraud in amounts that would be material in relation to the financial statements being audited may occur and not be detected within a timely period by employees in the normal course of performing their assigned functions. However, we noted no matters involving internal control and its operation, including controls for safeguarding securities, that we consider to be material weaknesses as defined above at December 31, 1998.

  This report is intended solely for the information and use of the board of directors and management of the Fund and the Securities and Exchange Commission and is not intended to be and should not be used by anyone other than these specified parties.


Louisville, Kentucky
January 20, 1999

                                    PART C

                               OTHER INFORMATION
                               -----------------


ITEM 24.  Financial Statements and Exhibits
          ---------------------------------

     a)   Financial Statements included in Part B:*

          Schedule of Investments

          Statement of Assets and Liabilities

          Statement of Operations

          Statements of Changes in Net Assets

     b)   Exhibits:

          (1)  (a) Articles of Incorporation.*
               (b) Articles Supplementary

          (2)  Bylaws.*

          (3)  Not applicable.

          (4)  Not applicable.

          (5) (a) Investment Advisory Agreement between Registrant and Hilliard Lyons Investment Advisors, a division of J.J.B. Hilliard, W.L. Lyons, Inc.

          (6)  (a)  Distribution Agreement between Registrant and
                    Provident Distributors, Inc.

               (b) Distribution Fee Letter Agreement between J.J.B. Hilliard, W.L. Lyons, Inc. and the Registrant.

               (c) Form of Broker-Dealer Agreement between J.J.B. Hilliard, W.L. Lyons, Inc. and Provident Distributors, Inc.

               (d) Letter Agreement between J.J.B. Hilliard, W.L. Lyons, Inc. and Provident Distributors, Inc.

          (7)  Not applicable.

--------------------
      *Previously filed.

          (8) Form of Custodian Agreement between Registrant and State Street Bank and Trust Company.*

          (9) Form of Transfer Agency and Service Agreement between Registrant and State Street Bank and Trust Company.*

         (10) Opinion and consent of Brown, Todd & Heyburn PLLC, counsel to the Fund.*

         (11)  Consent of Ernst & Young LLP, Independent Auditors.

         (12)  Not applicable.

         (13)  Subscription Agreement with initial stockholder.*

         (14)  Not applicable.

         (15)  Amended and Restated Distribution Plan pursuant to Rule 12b-1.*

         (16)  Schedule of Computation of Registrant's performance data.*

         (17)  Not applicable.

         (18)  Rule 18f-3 Multiple Class Plan.*

         (27)  Financial Data Schedule.

--------------------
      *Previously filed.


ITEM 25.  Persons Controlled by or under Common Control with Registrant
          -------------------------------------------------------------

          None.


ITEM 26.  Number of Holders of Securities
          -------------------------------

     As of March 8, 1998, the number of record holders of the Registrant's shares of common stock was approximately 4,525.


ITEM 27.  Indemnification
          ---------------

     Reference is made to Article IX of Registrant's Articles of Incorporation and Article V of Registrant's Bylaws which are filed as exhibits to this Registration Statement.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

     Pursuant to the Distribution Agreement, between the Fund and Provident Distributors, Inc. (the "Distributor"), the Fund is required to indemnify and hold harmless the Distributor and each person, if any, who controls the Distributor against any loss, liability, claim, damage or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damage or expense and reasonable counsel fees incurred in connection therewith), arising by reason of any person acquiring any shares of the Fund, which may be based upon the Securities Act of 1933, or on any other statute or at common law, on the ground that the Fund's Registration Statement or related Prospectus and Statement of Additional Information, as from time to time amended and supplemented, or an annual or interim report to stockholders of the Fund, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, unless such statement or omission was made in reliance upon, and in conformity with, information furnished to the Fund in connection therewith by or on behalf of the Distributor.

ITEM 28.  Business and Other Connections of Investment Adviser
          ----------------------------------------------------

     J.J.B. Hilliard, W.L. Lyons, Inc., through its division, Hilliard Lyons Investment Advisors, is the investment adviser of the Registrant. For information concerning the business, profession, vocation or employment of a substantial nature of J.J.B. Hilliard, W.L. Lyons, Inc., reference is made to Form ADV filed by it under the Investment Advisers Act of 1940.

     Set forth below is a list as of March 12, 1999 of all and of all officers (at the Executive Vice President level and above) of J.J.B. Hilliard, W.L. Lyons, Inc. and the name and business address of the company (if any), other than J.J.B. Hilliard, W.L. Lyons, Inc. and its affiliates, with which each such individual has been connected since January 1, 1998, as well as the capacity in which such individual was connected:

Name and Title of              Name and Address of
Officer                        Company with which
of J.J.B. Hilliard,            Officer or Director
W.L. Lyons, Inc.               Is Connected                 Capacity
----------------               -------------------          --------
James M. Rogers                none
Executive Vice
President and Chief
Operating Officer



James R. Allen                 none
Executive Vice
President, Branch
Administration



James W. Stuckert              Royal Gold, Inc.              director
Chief Executive Officer        1600 Wynkoop Street
                               Suite 1000
                               Denver, CO  80202

                                 DataBeam Corporation                  director
                                 3191 Nicholsville Road
                                 Lexington, KY 50403

                                 Lawson United Corporation             director
                                 113 West Main
                                 Glasgow, KY 42141


                                 Thomas Transportation Group, Inc.     director
                                 3600 Chamberlain Lane, Suite 610
                                 Louisville, KY  40241



Samuel C. Harvey                 none
Executive Vice President,
Investment Management Group




F. James Walker                  none
Executive Vice President,
Financial Services



E. Neal Cory, II                 none
Executive Vice President,
Investment Management Group

     Some of the officers of J.J.B. Hilliard, W.L. Lyons, Inc. serve as officers of Hilliard-Lyons, Inc. and as directors or officers, or both, of other subsidiaries of Hilliard-Lyons, Inc., each of which subsidiaries, other than Hilliard Lyons Trust Company, is organized for the purpose of carrying out the investment banking activities of J.J.B. Hilliard, W.L. Lyons, Inc. or activities in support thereof.

ITEM 29.  Principal Underwriters

     (a) J.J.B. Hilliard, W.L. Lyons, Inc. is Registrant's principal underwriter. J.J.B. Hilliard, W.L. Lyons, Inc. currently serves as investment adviser and principal underwriter of Hilliard-Lyons Government Fund, Inc., an open-end money market fund.

     (b) Set forth below is certain information pertaining to the directors and officers (at the Executive Vice President level and above) of J.J.B. Hilliard, W.L. Lyons, Inc., the Registrant's principal underwriter:

                                                                 Positions
Name and Principal             Positions and Offices             and Offices
Business Address               with Underwriter                  with Registrant
------------------             ---------------------------       ---------------
James M. Rogers                Executive Vice President,         none
Hilliard Lyons Center          Manager, Chief Operating Officer
Louisville, KY  40202

James R. Allen                 Executive Vice                    none
Hilliard Lyons Center          President, Manager,
Louisville, KY  40202          Branch and Marketing
                               Administration

                                       6

James W. Stuckert              Chief Executive Officer               none
Hilliard Lyons Center
Louisville, KY 40202

Samuel C. Harvey               Executive Vice President              President
Hilliard Lyons Center          Investment Management Group
Louisville, KY 40202

F. James Walker                Executive Vice President,             none
Hilliard Lyons Center          Financial Services Group
Louisville, KY 40202


E. Neal Cory, II               Executive Vice President,             none
Hilliard Lyons Center          Investment Management Group
Louisville, KY 40202



     (c)  Not applicable.

ITEM 30.  Location of Accounts and Records

     All such accounts, books and other documents are maintained at the office of State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02105 and Hilliard Lyons Growth Fund, Inc., Hilliard Lyons Center, Louisville, Kentucky 40202.

ITEM 31.  Management Services

     Not applicable.

ITEM 32.  Undertakings
          ------------

     (a)  Not applicable.

     (b)  Not applicable.

     (c) Registrant hereby undertakes to furnish to each person to whom a prospectus is delivered with a copy of Registrant's latest annual report to shareholders, upon request and without change.

                                  SIGNATURES
                                  ----------

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 10 to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Louisville and Commonwealth of Kentucky, on the 11th day of March, 1999.

                                       HILLIARD LYONS GROWTH FUND, INC.


                                       By: /s/  Donald F. Kohler
                                           --------------------------------
                                           Donald F. Kohler,
                                           Chairman of the Board

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 10 to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

          Signature                            Title                            Date
          ---------                            -----                            ----

/s/ DONALD F. KOHLER              Chairman of the Board of                March 11, 1999
-----------------------------     Directors (Principal
Donald F. Kohler                  Executive Officer)


*/s/ WILLIAM A. BLODGETT, JR.     Director                                March 11, 1999
-----------------------------
William A. Blodgett, Jr.

*/s/ JOHN C. OWENS                Director                                March 11, 1998
-----------------------------
John C. Owens

*/s/ STEWART E. CONNER            Director                                March 11, 1998
-----------------------------
Stewart E. Conner

*By: /s/ DONALD F. KOHLER
     ------------------------
      Donald F. Kohler
      Attorney-in-Fact pursuant to
      Power of Attorney previously
      filed with the Commission

                                 EXHIBIT INDEX
                                 -------------

     Exhibits:
     --------

     (1)  (a) Articles of Incorporation.*
          (b) Articles Supplementary*

     (2)  Bylaws.*

     (3)  Not applicable.

     (4)  Not applicable.

     (5) (a) Investment Advisory Agreement between Registrant and Hilliard Lyons Investment Advisors, a division of J.J.B. Hilliard, W.L. Lyons, Inc.

     (6) (a) Distribution Agreement between Registrant and Provident Distributors, Inc.

          (b) Distribution Fee Letter Agreement between J.J.B. Hilliard, W.L. Lyons, Inc. and the Registrant.

          (c) Form of Broker-Dealer Agreement between J.J.B. Hilliard, W.L. Lyons, Inc. and Provident Distributors, Inc.

          (d) Letter Agreement between J.J.B. Hilliard, W.L. Lyons, Inc. and Provident Distributors, Inc.

     (7)  Not applicable.

     (8) Form of Custodian Agreement between Registrant and State Street Bank and Trust Company.*

     (9) Form of Transfer Agency and Service Agreement between Registrant and State Street Bank and Trust Company.*

     (10) Opinion and consent of Brown, Todd & Heyburn PLLC, counsel to the
          Fund.*

     (11) Consent of Ernst & Young LLP, Independent Auditors.

     (12) Not applicable.

     (13) Subscription Agreement with initial stockholder.*

     (14) Not applicable.

     (15) Amended and Restated Distribution Plan pursuant to Rule 12b-1.*

     (16) Schedule of Computation of Registrant's performance data.*

     (17) Not applicable.

     (18) Rule 18f-3 Multiple Class Plan.*

     (27) Financial Data Schedule.

____________________

      *Previously filed.